File No. 33-87904

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 14

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 45

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Co-General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2005 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485. If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant hereby amends this registration statement on such date or dates as may by necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

Flexible Premium Variable Whole Life Insurance

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a flexible premium variable whole life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and more than thirty funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2005. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office”:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2005

Flexible Premium Variable Whole Life Insurance

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the Guaranteed Principal Account.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund

American Century VP Value Fund

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Goldman Sachs VIT CORESM U.S. Equity Fund (CORESM is a service mark of Goldman Sachs & Co.)

Goldman Sachs VIT Growth and Income Fund

Goldman Sachs VIT Mid Cap Value Fund

Janus Aspen Series

Janus Aspen Forty Portfolio1

Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series

MFS® New Discovery Series

MFS® Research Series

MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)

MML Blend Fund*

MML Emerging Growth Fund

MML Equity Fund*

MML Equity Index Fund (Class II Shares)

MML Growth Equity Fund

MML Managed Bond Fund*

MML Money Market Fund*

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Balanced Strategies Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA2

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA

Oppenheimer Main Street® Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio3

T. Rowe Price New America Growth Portfolio

1	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
2	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
3	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.

Massachusetts Mutual Variable Life Separate Account I

Summary Of Benefits And Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS	The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:
1.  Death Benefit Option 1 (level amount option): The selected face amount in effect on the date of death.
2. Death Benefit Option 2 (return of account value option): The selected face amount in effect on the date of death plus the account value on the date of death.
RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of more than 30 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the net surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy. Surrenders and withdrawals may result in adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy may terminate.
ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.

Summary Of Benefits And Risks

Risks of the Policy

TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. Termination of your policy may result in adverse tax consequences.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available in the 1st six months of the 1st policy year.

• If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability.

• The minimum withdrawal is $100.

• The maximum withdrawal amount is equal to your cash surrender value value, less an amount equal to the following:

• 12 multiplied by the most recent monthly charges for your policy, if you take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or

• 60 multiplied by the most recent monthly charges for your policy, if you take a withdrawal after the policy anniversary date nearest the insured’s 65th birthday.

• A withdrawal charge equal to the lesser of 2% of the amount you withdraw or $25 will be deducted from the amount of the withdrawal.

LIMITATIONS ON TRANSFERS

• Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• You may maintain account value in a maximum of 21 Separate Account Divisions and the Guaranteed Principal Account at any one time.

• We reserve the right to restrict or reject transfers if we determine the transfers reflect frequent trading or a market timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s cash surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty.

Existing tax laws that affect this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary Of Benefits And Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted			Maximum Amount Deducted
Sales Load Charge	When you pay premium	For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):			For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):
		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%	Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%
		• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%
		Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%
		Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%
		Greater than or equal to $10,000,000.75%		.75%	Greater than or equal to $10,000,000.75%		.75%

		For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:			For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:
		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $1,000,000			Less than $1,000,000
		• Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%	• Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%
		• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%
		Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%
		Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%
		Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%
		Greater than or equal to $10,000,000	3.25%	3.25%	Greater than or equal to $10,000,000	3.25%	3.25%

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
State Premium Tax Charge	When you pay premium	0% to 5% of each premium, depending on the applicable state rate	This charge will always equal the applicable state rate
Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	1% of each premium	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax
Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal	2% of the amount withdrawn, not to exceed $25 per withdrawal
1	The “Minimum Planned Annual Premium” for a policy establishes a threshold for a policy’s sales loads. If you pay premiums that are below the minimum planned annual premium, a higher sales load will result than if you pay premiums that exceed the minimum planned annual premium. We set the minimum planned annual premium on the date we issue the policy. The amount of the minimum planned annual premium depends on (i) the selected face amount of the policy, (ii) the insured’s age, (iii) the insured’s gender and (iv) the insured’s tobacco use classification. A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

Fee Tables

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance charge[1,2]	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of Insurance Risk: $0.02 – $83.34	Minimum/Maximum Rates per $1000 of Insurance Risk: $0.09 – $83.34
Cost of Insurance charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1[3]	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.06	Rate per $1000 of Insurance Risk: $0.15
Administrative Charge	Monthly, on the policy’s monthly calculation date	$5.25 per month	$9.00 per month
Mortality & Expense Charge	Daily at effective annual rates	0.30% annually of each Separate Account Division’s assets	0.60% annually of each Separate Account Division’s assets
Underwriting Charge[4] (For policies issued with regular underwriting)	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of selected face amount: $0.01 – $0.06	Minimum/Maximum Rates per $1000 of selected face amount: $0.01 – $0.06
Underwriting Charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1	Monthly, on the policy’s monthly calculation date	Rate per $1000 of selected face amount: $0.02	Rate per $1000 of selected face amount: $0.02
Substitute Insured Charge	If policy owner elects to transfer the policy to another person	$75.00	$75.00
Transfer Charge	Upon each transfer after the first 6 transfers in a policy year	$0	$10.00
Loan Interest Rate Expense Charge	On the policy anniversary date	0.75%	0.75%

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the Guaranteed Principal Account (excluding outstanding policy loans).

The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates vary by the insured’s gender, issue age, and risk classification, and by policy year. This cost of insurance charge rate may not be representative of the cost of insurance charge that a particular policyowner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.
2	The cost of insurance charge rates reflected in this table are for standard risks and are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	The rates shown for the “representative insured” are 1st year rates only. After the first year, the rates will vary based on the age of the insured.
4	The underwriting charge rates will vary by issue age of the insured and by policy year. This underwriting charge rate may not be representative of the underwriting charge that a particular policyowner will pay. If you would like information on the underwriting charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2004. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.62%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century VP Income & Growth Fund	0.70%[1]	0.00%	—	0.70%
American Century VP Value Fund	0.93%[1]	0.00%	—	0.93%
Goldman Sachs VIT Capital Growth Fund	0.75%	0.14%[2]	—	0.89%
Goldman Sachs VIT CORESM U.S. Equity Fund	0.50%[3]	0.08%[2]	—	0.73%
Goldman Sachs VIT Growth and Income Fund	0.75%	0.11%[2]	—	0.86%
Goldman Sachs VIT Mid Cap Value Fund	0.80%	0.08%[4]	—	0.88%
Janus Aspen Forty Portfolio (Institutional Shares)[6]	0.64%[5]	0.02%	—	0.66%[5]
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	0.60%[5]	0.03%	—	0.63%[5]
MFS® Emerging Growth Series	0.75%	0.12%	—	0.87%[7]
MFS® New Discovery Series	0.90%	0.11%	—	1.01%[7]
MFS® Research Series	0.75%	0.13%	—	0.88%[7]
MML Blend Fund	0.39%	0.03%	—	0.42%[8]
MML Emerging Growth Fund	1.05%	0.57%	—	1.62%[8]
MML Equity Fund	0.38%	0.03%	—	0.41%[8]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[9]
MML Growth Equity Fund	0.80%	0.20%	—	1.00%[8]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%[8]
MML Money Market Fund	0.49%	0.04%	—	0.53%[8]
MML OTC 100 Fund	0.45%	0.32%	—	0.77%[8]
MML Small Cap Growth Equity Fund	1.07%	0.14%	—	1.21%[8]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.02%	—	0.69%
Oppenheimer Balanced Fund/VA	0.72%	0.02%	—	0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%	—	0.66%
Oppenheimer Core Bond Fund/VA10	0.72%	0.03%	—	0.75%
Oppenheimer Global Securities Fund/VA	0.63%	0.03%	—	0.66%
Oppenheimer High Income Fund/VA	0.72%	0.03%	—	0.75%

Fee Tables

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer International Growth Fund/VA	1.00%	0.08%	—	1.08%
Oppenheimer Main Street Fund®/VA	0.66%	0.01%	—	0.67%
Oppenheimer Main Street Small Cap Fund® /VA	0.75%	0.08%	—	0.83%
Oppenheimer Money Fund/VA	0.45%	0.03%	—	0.48%
Oppenheimer Strategic Bond Fund/VA	0.71%	0.03%	—	0.74%
T. Rowe Price Mid-Cap Growth Portfolio[11]	0.85%	0.00%	—	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	—	0.85%

1	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.
2	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the fund plus all other ordinary expenses not detailed above.
The Investment Adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% of the fund’s average daily net assets for the VIT Capital Growth Fund and the VIT Growth and Income Fund, and 0.16% of the fund’s average daily net assets for the VIT CORE U.S. Equity Fund and the VIT International Equity Fund. There is currently no expense reduction included for these funds. The Investment Adviser has contractually agreed to maintain these expense limitations through June 30, 2005. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.
3	Effective June 1, 2004, the Investment Adviser (GSAM) voluntarily agreed to waive a portion of its Management Fee for the VIT CORE U.S. Equity Fund, equal to an annual percentage rate of 0.05% of the fund’s average daily net assets. Management Fee waiver for the period ended December 31, 2004, was 0.03% (rounded).
4	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the fund plus all other ordinary expenses not detailed above.
The Investment Adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the fund’s average daily net assets. The Investment Adviser may waive or modify the expense limitation for the fund, at its discretion, at any time. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.
5	Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio’s management fees, effective July 1, 2004.
6	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
7	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce the series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 0.86% for MFS® Emerging Growth Series, 1.00% for MFS® New Discovery Series and 0.87% for MFS® Research Series.
8	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. The expenses shown for MML Emerging Growth Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund, in 2004.
9	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of ..05% of the average daily net asset values through April 30, 2006. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.
10	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
11	Unavailable in policies issued on or after May 1, 2004.

(See the fund prospectuses for more information.)

Fee Tables

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Strategic Variable Life® Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the policy anniversary nearest the insured’s 100th birthday.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account. Your account value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state specific variances that may apply to your policy.

Availability

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $25,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date for the policies we issue with regular underwriting. At the time of issue, the insured must be age 20 through age 65 as of his/her birthday nearest the policy date for the policies we issue with guaranteed issue underwriting or simplified issue underwriting.

Underwriting

We currently offer three different underwriting programs:

1.	Regular underwriting;
2.	Simplified issue underwriting*; and
3.	Guaranteed issue underwriting*.

* In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “simplified underwriting.”

The Company/The Strategic Variable Life® Policy

Owner, Insured, Beneficiary

Owner

The owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing A Policy And Your Right To Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial selected face amount of a policy is currently $25,000. The owner selects, within our limits, the policy’s selected face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel your policy at the latest of:

•	within 10 days after your receive the policy; or
•	within 10 days after you receive a written notice of right to withdraw; or
•	within 45 days after signing Part 1 of the application.

If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary depending on your state’s requirements.

If you cancel the policy, we will pay a refund to you. The refund equals either:

•	any premium paid for the policy; plus
•	interest credited to the policy under the Guaranteed Principal Account; plus or minus
•	an amount that reflects the investment experience of the Separate Account Divisions to the date we receive your returned policy; minus

Owner, Insured, Beneficiary/Purchasing A Policy And Your Right To Cancel

•	Any amounts you borrowed or withdrew;

or, where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn.

During the free look period, we will apply premium payments to the MML Money Market Division.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy to you, or to one of our agency offices.

Purchasing A Policy And Your Right To Cancel

Premiums

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

There are five premium concepts under the policy:

•	Initial Case Premium Paid
•	Minimum Case Premium
•	Minimum Initial Policy Premium
•	Planned Annual Premium
•	Minimum Planned Annual Premium

Initial Case Premium Paid

The initial case premium paid is the amount of premium paid for all policies in a case on deposit with us before we install the case on our administrative system. The initial case premium paid determines the sales load percentage for all policies in that case.

Minimum Case Premium

The minimum premium that we require for a case is $250,000 of first year annualized premium.

Minimum Initial Policy Premium

You must pay the minimum initial policy premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your policy. The minimum initial policy premium is twelve (12) times an amount equal to the first month’s monthly charges.

Planned Annual Premium

You may elect in the application to pay an annual premium for your policy. We call this premium your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills we send you. You may change the amount of your planned annual premium at any time.

The amount of your planned annual premium will depend on:

•	The selected face amount of the policy;
•	The insured’s age;
•	The insured’s gender;
•	The insured’s smoking classification; and
•	The amount of the initial premium paid.

There is no penalty if you do not pay the planned annual premium.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned annual premium payments does not guarantee the policy will remain in force. Even if you pay planned annual premiums, the policy will terminate if the account value becomes insufficient to pay monthly charges and the grace period expires without sufficient payment.

Minimum Planned Annual Premium

The minimum planned annual premium for your policy establishes a threshold for your policy’s sales loads.

We set the minimum planned annual premium on the date we issue your policy. The amount of the minimum planned annual premium depends on:

•	The initial selected face amount of the policy;
•	The insured’s issue age;
•	The insured’s gender; and
•	The insured’s smoking classification

If there is a policy in a case with an initial premium paid of less than $3,500,000, the sales load is greater in each of the first five policy years up to the minimum planned annual premium.

Premiums

The following table shows the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years, under Death Benefit Option 1.

MINIMUM PLANNED ANNUAL PREMIUM LEVEL $100,000

SELECTED FACE AMOUNT

(DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age	Age	Age
	25	40	55
Male Smoker	$792	$1,590	$3,486

Female Smoker	$640	$1,259	$2,516

Unisex Smoker	$762	$1,521	$3,294

Male Nonsmoker	$666	$1,269	$2,705

Female Nonsmoker	$578	$1,082	$2,185

Unisex Nonsmoker	$648	$1,231	$2,593

Male Unismoker	$734	$1,403	$2,945

Female Unismoker	$603	$1,128	$2,245

Unisex Unismoker	$708	$1,345	$2,789

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. There are no required premium payments; however, you may elect to set-up a “Planned Annual Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve previously told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
•	If we receive the subsequent premium payment within 10 days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, such premium payment will not be in good order, and we’ll hold this premium payment. We will credit it to your policy on the policy anniversary date. If the policy anniversary date is not a valuation date, then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period. Please refer to the Federal Income Tax Considerations section of this prospectus.

Premium Limitations

The minimum premium payment we will accept is $100.00.

There is no set maximum premium payment. However, we have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office or to the address indicated for payment on the premium reminder notice.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the sales load, premium tax charges and deferred acquisition cost tax charges.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the Separate Account Divisions and the Guaranteed Principal Account according to your current instructions and subject to our current allocation rules.

Premiums

Net Premium Allocation

When applying for the policy, you choose the percentages of your net premiums to be allocated among the Separate Account Divisions and the Guaranteed Principal Account. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any time.*

You may change your allocation of future net premiums at any time without charge by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. To allocate net premiums or to transfer account value to a twenty-second division of the Separate Account, you must transfer 100% of the account value from one or more of your twenty-one (21) selected Separate Account Divisions.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

When Net Premium is Allocated

During the free look period, we will apply your first net premium to the MML Money Market Division, provided the premium equals or exceeds the minimum initial policy premium.

At the later of the end of the free look period or the date we receive proper notice that you received your policy, we will allocate your account value among the Guaranteed Principal Account and/or Separate Account Divisions according to your instructions and subject to our current allocation rules.

Premiums

Investment Choices

The Separate Account

The part of your premium that you invest in the variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Variable Life® policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the Strategic Variable Life® segment of the Separate Account.

Currently, the Strategic Variable Life® segment of the Separate Account is divided into 33 divisions. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the Strategic Variable Life® policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. A copy of each underlying fund’s prospectus is attached to this prospectus.

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses —  Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable contracts.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. The fund pursues a total return and dividend yield that exceed those of the S&P 500®[1] Index by investing in stocks of companies with strong expected returns.
American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.
Goldman Sachs VIT CORESM U.S. Equity Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital and dividend income. The fund invests, under normal circumstances, at least 95% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States[2]. However, it is currently anticipated that, under normal circumstances, the fund will invest at least 95% of its net assets in such equity investments.
Goldman Sachs VIT Growth & Income Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital and growth of income. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the fund will invest primarily in publicly traded U.S. securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Goldman Sachs Variable Insurance Trust (continued)
Goldman Sachs VIT Mid Cap Value Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-capitalization issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index[3] at the time of investment[2]. If the market capitalization of a company held by the Fund moves outside this range, the fund may, but is not required to sell the security. The capitalization range of the Russell Midcap® Value Index[3] is currently between $276 million and $14.9 billion. Although the fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
Janus Aspen Series
Janus Aspen Forty Portfolio[4] (Institutional Shares)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio will pursue its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.
MFS® Variable Insurance TrustSM
MFS® Emerging Growth Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.
MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MFS® Variable Insurance TrustSM (continued)
MFS® Research Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.
MML Series Investment Fund and MML Series Investment Fund II (Series II noted by an asterisk)
MML Blend Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation.
MML Equity Fund*	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)	Seeks long-term growth of capital and future income.
MML Managed Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Money Market Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management, LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund and MML Series Investment Fund II (Series II noted by an asterisk) (continued)
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation.
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Core Bond Fund/VA5	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Main Street Small Cap Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds (continued)
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio[6]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth.
T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index[3].
T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes to be the fastest growing in the U.S.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index, of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or McGraw-Hill Companies, Inc.
2	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a fund’s policy to invest at least 80% of its total assets in the particular type of investment suggested by its name.
3	Frank Russell Company is the owner of the trademarks and copyrights to the Russell indexes.
4	Prior to May 1, 2005, this fund was called Janus Capital Appreciation Portfolio.
5	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
6	Unavailable in policies issued on or after May 1, 2004.

Investment Choices

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account. You may also transfer value from the Separate Account to the Guaranteed Principal Account.

Amounts allocated to the Guaranteed Principal Account become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the Guaranteed Principal Account, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the Guaranteed Principal Account equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Policy Value

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its account value. The account value has two components:

1.	the variable account value, and

2.	the Guaranteed Principal Account value.

We will calculate your policy value on each valuation date.

Variable Account Value

The variable account value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	net premiums allocated to the Separate Account Divisions;
•	transfers to the Separate Account Divisions from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account Divisions;
•	fees and charges deducted from the Separate Account Divisions; and
•	the net investment experience of the Separate Account Divisions.

Transactions in the Separate Account Divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the underlying fund.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account Divisions. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account Division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Purchase and Sale of Accumulation Units

The purchase and sale of accumulation units will affect your account value in the Separate Account Divisions. If we receive a premium payment or a written request that cause us to purchase or sell accumulation units, and we receive that premium payment or request before the valuation time on a valuation date, accumulation units will be purchased or sold as of that valuation date. Otherwise, accumulation units will be purchased or sold as of the next following valuation date.

Guaranteed Principal Account Value

(We refer to this as the “Fixed Account Value” in your policy)

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account Divisions; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

Policy Value

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily interest rate we use is the daily equivalent of the greater of:

•	the annual policy loan interest rate in effect minus the loan interest rate expense charge; or
•	3%.

For the part of the Guaranteed Principal Account Value in excess of any policy loan, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. If the policy is reinstated any adverse tax consequences that resulted due to the termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, we will terminate your policy if on a monthly calculation date, the account value less any policy debt is insufficient to cover the total monthly charges due.

Your policy will then enter a 61-day grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you must pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	30 days after we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstating Your Policy

For a period of five (5) years after termination, you can request that we reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value.

Before we reinstate the policy, we must receive the following:

•	a premium payment that will produce an account value equal to 3 times the total monthly charges for the policy on the monthly calculation date on or next following the date of reinstatement;
•	evidence of insurability satisfactory to us; and
•	if applicable, a signed acknowledgement that the policy has become a modified endowment contract.

If you reinstate your policy, your policy’s selected face amount will be the same as if the policy had not terminated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Transactions

While your policy is in force you may allocate account value among the Separate Account Divisions and to or from the Guaranteed Principal Account. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of the account value among the policy’s Separate Account Divisions and the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

You can make transfers by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer. There is no limit on the number of transfers you may make from the Separate Account Divisions.

You may maintain account value in a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any one time. If you want to transfer net premium or transfer account value to a twenty-second Division, you must transfer 100% of the account value from one or more of the twenty-one (21) active Separate Account Divisions.*

You may transfer all account value in the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. The transfer will take effect when we receive your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of your account value in the Guaranteed Principal Account at the time of your transfer. For purposes of this transfer restriction, your account value in the Guaranteed Principal Account does not include policy debt. However, you may transfer 100% of your account value in the Guaranteed Principal Account to the Separate Account if:

•	you have transferred 25% of your account value in the Guaranteed Principal Account in each of the previous three (3) policy years, and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three (3) policy years, except as a result of a policy loan.

You cannot transfer Guaranteed Principal Account value equal to any policy debt.

*We reserve the right to limit the number of Separate Account Divisions to which you can allocate your account value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.

Automated Account Value Transfer

Automated account value transfer permits you to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the Guaranteed Principal Account. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account Division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided we

Policy Value

receive a completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, you must specify:

•	The Separate Account Division we are to transfer from; and
•	The Separate Account Division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	The length of time during which transfers will continue.

If Your transfer amount is greater than your account value in the Separate Account Division we are transferring from, then we will transfer your remaining account value in that Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to

Policy Transactions

prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Policy Transactions

Withdrawals

After your policy has been in force for six (6) months, you can withdraw value from your policy. You must send a written request to our Administrative Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: cash surrender value value, less an amount equal to the following:
•	12 multiplied by the most recent monthly charges for your policy, if you take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or
•	60 multiplied by the most recent monthly charges for your policy, if you take a withdrawal after the policy anniversary date nearest the insured’s 65th birthday.

You must specify in your request the investment options from which your want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the Guaranteed Principal Account. The withdrawal amount from each Separate Account Division and the Guaranteed Principal Account may not exceed the non-loaned account value allocated to each as of the date of the withdrawal.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your account value by the amount of the withdrawal. If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have adverse tax consequences.

Withdrawals will be effective on the valuation date we receive your request in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its cash surrender value.

The cash surrender value is equal to:

•	the account value; minus
•	any outstanding policy debt.

There is no surrender charge.

The surrender will be effective on the valuation date we receive the policy and a written surrender request at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.) Surrenders may have adverse tax consequences.

The policy terminates as of the effective date of the surrender and cannot be reinstated.

Loans

You may take a loan from the policy at any time while the insured is living. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

The maximum loan amount is equal to:

•	100% of your account value at the time of the loan; minus
•	any outstanding policy debt before the new loan; minus
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; minus
•	an amount equal to the most recent monthly charges for the policy multiplied by the number of monthly calculation dates remaining from the date the loan is made up to and including the next policy anniversary date.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;

Policy Transactions

•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	To take a loan, you must send a written request to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each. We liquidate accumulation units in the Separate Account Divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan interest rate less the current loan interest rate expense charge.

The current loan interest rate expense charge is 0.75%.

Loan Interest Rate

At the time you apply for the policy, you may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. Each year we set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Moody’s Investors Service, Inc. is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or
•	5%.

We will increase the rate if the maximum limit is at least ½% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least ½% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and cash surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the Guaranteed Principal Account. This amount does not participate in the investment performance of the Separate Account.

Policy Transactions

Policy debt must not exceed your account value. If this limit is reached, we may terminate the policy. If we terminate your policy for this reason, we will notify you (and any assignee shown on our records) in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order. Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the Guaranteed Principal Account at the time of repayment.

If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount equals the account value times the minimum face amount percentage. The percentages depend upon the insured’s age, sex and smoking classification. The percentages are shown in the Table Of Minimum Face Amount Percentages in the policy.

Death Benefit Options

When you apply for the policy you must choose a selected face amount and death benefit option. We offer two death benefit options:

•	Death Benefit Option 1 — the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or

(b)	the minimum face amount in effect on the date of death.

•	Death Benefit Option 2 — the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or

(b)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly charges that apply for the period beyond the date of death; and
•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any monthly charges unpaid as of the date of death.

You should note that under Death Benefit Option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option 2, the death benefit amount may increase or decrease depending on investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Death Benefit

Example:

    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death, plus refund of sales load, if applicable:	$40,000	$50,000
(c) Minimum face amount percentage on date of death:	240%	240%
(d) Minimum face amount (b x c):	$96,000	$120,000
Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (d)]:	$100,000	$120,000
Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (d)]:	$140,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in Death Benefit Option.

If the change is from Death Benefit Option 1 to Death Benefit Option 2, then the selected face amount after the change will equal the selected face amount before the change, and evidence of insurability will be required.

If the change is from Death Benefit Option 2 to Death Benefit Option 1, then the selected face amount after the change will equal the selected face amount before the change plus the account value, and no evidence of insurability is required.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or
•	the requested effective date of the change.

Right to Change the Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount. You may increase the selected face amount by written request six (6) months after policy issue or six (6) months after a previous increase. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or
•	the requested effective date of the change.

Any increase must be for at least $5,000.

Decreases in Selected Face Amount. You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after we receive and approve your written request for such change;
•	the requested effective date of the change.

Death Benefit

When We Pay Death Benefit Proceeds

If the policy has not terminated, and it is determined that the claim is valid, we normally pay the death benefit within 7 days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;
•	Trading is restricted by the Securities and Exchange Commission (SEC); or
•	The SEC determines that an emergency exists; or
•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;
•	Fixed Time Payment Option;
•	Lifetime Payment Option;
•	Interest Payment Option;
•	Joint Lifetime Payment Option; and
•	Joint Lifetime Payment Option with Reduced Payments.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two (2) years from the issue date, we will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.
•	If the death occurs within two (2) years from an increase in the selected face amount and while the policy is in force, we will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two (2) years prior to the suicide.

Misstatement of Age or Gender

We will make an adjustment if the insured’s date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If we make the adjustment before the insured dies, we will base future monthly charges on the correct age and gender.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the Guaranteed Principal Account or the Separate Account Division(s), we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

The maximum sales load that we can deduct is:

For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):

Initial Case Premium Paid	Years 1-5	Years 6+
Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%
• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%
Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%
Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%
Greater than or equal to $10,000,000.75%		.75%

For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:

Initial Case Premium Paid	Years 1-5	Years 6+
Less than $1,000,000
• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%
• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%
Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%
Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%
Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%
Greater than or equal to $10,000,000

*A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. This charge will always represent the expense to us of the federal deferred acquisition cost tax.

Charges and Deductions

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. It is deducted from the loan interest rate. This charge reimburses us for the ongoing expense of administering the loan.

The maximum loan interest rate expense charge is .75%.

Substitute Insured Charge

We assess an administrative fee if you transfer the policy to the life of a substitute insured. The charge reimburses us for processing the substitution. The charge is $75.00.

Transfer Charge

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer. If imposed, the fee will reimburse us for processing the transfer.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge;
•	An underwriting charge (if applicable); and
•	Any rider charge (if applicable).

The monthly calculation date is the date on which monthly charges for the policy are due. The first monthly calculation date is the policy date, and subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Your policy’s monthly calculation date will be listed in the policy specifications page. Monthly charges are deducted from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each on the date the deduction is taken.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge that we will assess is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge compensates us for providing you with life insurance protection. We expect to profit from this charge and may use these profits for any lawful purpose.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the Schedule Page of the policy. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), non smoker or smoker table, age of the insured on their nearest birthday.

Your policy’s actual or current cost of insurance charge rates are based on the following:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s tobacco use classification,
•	the policy year in which we make the deduction,
•	the rating class of the policy, and
•	the underwriting classification of the case.

These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the selected face amount of the policy.

Charges and Deductions

How the cost of insurance charge is calculated

We calculate the cost of insurance charge on the monthly calculation date by multiplying the current cost of insurance charge rate by a discounted insurance risk.

The insurance risk is the difference, on the monthly calculation date, between:

•	the amount of death benefit available under the Death Benefit Option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value (before deduction of the monthly cost of insurance charge).

The following two steps describe how we calculate the cost of insurance charge for your policy:

Step 1: We calculate the insurance risk for your policy:

(a)	We divide the amount of the death benefit available under the Death Benefit Option in effect by 1.0024663; and
(b)	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2: We multiply the cost of insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the Death Benefit Option.

We will apply any change in the cost of insurance charge to all policies in the same class.

Underwriting Charge

We currently deduct a monthly face amount charge from polices that are issued under a regular underwriting basis. We use this charge to reimburse us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the initial selected face amount and the issue age of the insured. This charge is fixed for a set number of policy years.

The following list shows the underwriting charges that we will charge:

Issue Age 20-24:

•	Policy Years 1-5: $0.00583 per month per $1,000 of selected face amount
•	Policy Years 6+: 0

Issue Age 25-34:

•	Policy Years 1-4: $0.00833 per month per $1,000 of selected face amount
•	Policy Years 5+: 0

Issue Age 35-39:

•	Policy Years 1-3: $0.01250 per month per $1,000 of selected face amount
•	Policy Years 4+: 0

Issue Age 40-44:

•	Policy Years 1-2: $0.02500 per month per $1,000 of selected face amount
•	Policy Years 3+: 0

Issue Age 45-49:

•	Policy Years 1: $0.0500 per month per $1,000 of selected face amount
•	Policy Years 2+: 0

Issue Age 50-85:

•	Policy Years 1: $0.0583 per month per $1,000 of selected face amount
•	Policy Years 2+: 0

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Charges and Deductions

Daily Charges Against the Separate Account

The following charge is deducted daily from the Separate Account.

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment

Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the account value held in the Separate Account Divisions. This charge varies by policy year. The maximum or guaranteed percentage is 1.0% in any policy year.

The charge is deducted from the Separate Account Divisions but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the insurance charges will be insufficient to meet actual claims. The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Investment Management Fees and Other Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your cost basis in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minimum $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing

Federal Income Tax Considerations

account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporate or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under

Federal Income Tax Considerations

federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years.

exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-pay test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, and at all times thereafter, the selected face amount automatically changes to equal the account value. As of this date and thereafter, the Death Benefit Option will be Death Benefit Option 1, the charge for cost of insurance will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”).

Commissions

Commissions are paid to MMLISI and all broker-dealers who sell the policy. Commissions for sales of the policy by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the policy by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 18% of premiums.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers

In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. This additional compensation is not offered to all broker-dealers and the terms of the arrangements may differ among broker-dealers. Any such compensation will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you.

The compensation arrangements described in this section may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges

Other Information

described in this prospectus, including the contingent deferred sales charge. We may also use some of the payments that we receive from certain funds to help us make these cash and non-cash payments.

Other Policy Rights and Limitations

Right to Substitute Insured

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The effective date of the transfer is the policy anniversary date that is on, or next follows, the later of:

•	The date we approve the application for transfer; and
•	The date any required cost to transfer is paid.

The costs to transfer are:

•	An administrative fee of $75, plus
•	Any premium necessary to effect the transfer, plus
•	Any excess policy debt you have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Right to Assign the Policy

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

We may delay payment of any cash surrender values, withdrawals and loan proceeds that are based on the Guaranteed Principal Account for up to six (6) months from the date the request is received at our Administrative Office.

We may delay payment of any cash surrender values, withdrawal or loans from the Separate Account during any period when:

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or;
•	The Securities and Exchange Commission declares an emergency exists, or
•	The Securities and Exchange Commission permits us to delay payment in order to protect our owners.

Other Information

If we delay payment of a surrender or withdrawal for more than 10 working days from the effective date of the surrender or withdrawal, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended (1940 Act), or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We reserve all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

APPENDIX A –  GLOSSARY

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:

The date monthly charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Charges:

The account value charges that are deducted from the policy’s account value on each Monthly Calculation Date. These charges include the following: (a) administrative charge, (b) cost of insurance charge, (c) underwriting charge charge (if applicable) and (d) any rider charges (if applicable).

Net Premium:

Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Variable Account Value:

The account value in the Separate Account Divisions.

A-1

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this Registration Statement. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2005

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2005, for the Strategic Variable Life® contract. The Strategic Variable Life® contract and its prospectus may be referred to in this SAI.

For a copy of the Strategic Variable Life® prospectus, contact your financial representative, or Large Corporate Markets at 1-800-665-2654. www.massmutual.com.

	SAI	Prospectus
Company	2	11
The Separate Account	2	17
Services
Custodian	2
Additional Information About the Operation of the Contracts and the Registrant
Purchase of Shares in Underlying Investment funds	2
Annual Reports	2
Incidental Benefits
Death Benefit Payment Options	4
Underwriters	5
Sales and Other Agreements	7
Additional Information About Charges
Sales Load	6
Underwriting Procedures	6
Increases in Face Amount	6
Taxes	9	40
Experts	9
Financial Statements	9	45

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and the Guaranteed Principal Account. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year,

•	All premiums paid since that time,

•	All additions to and deductions from the account value during the year, and

•	The account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

2

Fixed Amount Payment Option

We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option	We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;

•	the period selected; and

•	the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option	We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;

•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option

We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.

Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor

We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2002, 2003, and 2004 was $10,000, $10,000

3

and $133,058, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2002 through December 31, 2002, commissions paid were $1,432,329. During January 1, 2003 through December 31, 2003, commissions paid were $241,936. During January 1, 2004 through December 31, 2004, commissions paid were $262,342.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage we will pay under the policies is 18% of premiums.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The purpose of this charge is to reimburse us for the expenses related to the sale and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

4

The maximum sales load that we will deduct is:

For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):	For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:

Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
Less than $3,500,000			Less than $1,000,000
• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%	• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%

Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%

Greater than or equal to $10,000,000	75%	75%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%

			Greater than or equal to $10,000,000	3.25%	3.25%

*	A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of the prospectus.

Underwriting Procedures

Underwriting is prescribed at the group level, based on analysis of the group’s characteristics. A case may be assigned either Full Underwriting, Simplified Issue Underwriting or Guaranteed Issue Underwriting. Current cost of insurance charges will vary by the type of underwriting performed. The guaranteed maximum mortality charges are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), age of the insured on their nearest birthday.

For policies that are issued under a Full Underwriting basis, we will deduct a monthly underwriting charge. This charge reimburses us for the costs associated with performing regular underwriting on potential policyowners. This charge is based on the issue age of the insured and the initial selected face amount. This charge is fixed for a set number of policy years.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in selected face amount will incur mortality charges on the same basis as the original contract. Following an increase in selected face amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for Strategic Variable Life® on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-665-2654, Monday—Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

5

TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2004 and for the year then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of Massachusetts Mutual Variable Life Separate Account I, for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

The financial statements included in this Statement of Additional Information for the Massachusetts Mutual Variable Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policyowners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of Massachusetts Mutual Variable Life Separate Account I for the period ended December 31, 2003, and financial highlights for each year in the four-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

February 23, 2005

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

ASSETS
Investments
Number of shares	2,361,543	15,312	369,731	220,078	157,611	869,212	128,425	4,368	85,210	402,170	62,440	34,239	276,949

Identified cost	$14,194,133	$91,294	$2,633,978	$3,235,399	$5,344,915	$18,273,084	$2,768,668	$123,443	$1,142,012	$3,579,393	$655,912	$373,451	$2,248,740

Value	$17,286,498	$112,542	$3,235,143	$3,393,606	$5,774,854	$23,138,413	$3,407,127	$139,248	$1,333,534	$4,178,551	$775,504	$400,937	$2,943,971
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	13,048	-	7,673	1,715	5,655	14,790	30,110	-	1,427	-	-	-	-

Total assets	17,299,546	112,542	3,242,816	3,395,321	5,780,509	23,153,203	3,437,237	139,248	1,334,961	4,178,551	775,504	400,937	2,943,971

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	7	-	-	-	-	-	8	-	66	26	15	48

NET ASSETS (For variable life insurance policies)	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

Outstanding Units
Policyowners	16,298,991	165,085	2,325,864	2,718,439	4,228,401	18,290,136	2,846,876	225,961	827,903	4,822,200	699,245	336,590	2,766,224

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	1.03	-	-	-	-	1.21	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.21	-	1.43	1.26	1.39	1.50	-	-	1.64	0.92	-	-	-
Survivorship Variable Universal Life II	0.96	-	1.43	1.26	1.39	1.09	-	-	1.64	0.79	-	-	-
Variable Universal Life	1.10	-	1.42	1.26	1.38	1.29	-	-	1.64	0.78	-	-	-
Variable Universal Life II (Note 1)
Tier 1	1.06	-	1.42	1.25	1.38	1.25	-	-	1.63	0.88	-	-	-
VUL GuardSM (Note 1)
Tier 1	1.40	-	1.42	1.26	1.38	1.44	-	-	1.64	1.27	-	-	-
Tier 2	1.20	-	1.22	1.13	1.17	1.20	-	-	1.32	1.14	-	-	-
Tier 3	1.20	-	1.22	1.13	1.16	1.20	-	-	1.32	1.13	-	-	-
Tier 4	1.20	-	1.22	1.13	1.16	1.20	-	-	1.32	1.13	-	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Tier 2	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Tier 3	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	0.94	-	1.64	-	-	-	-	-	-	1.08	1.19	1.20	-
Strategic Variable Life® Plus	0.92	0.68	1.62	-	-	-	1.24	0.62	-	0.94	1.04	1.14	1.06
Strategic Group Variable Universal Life®	1.06	-	1.36	-	-	-	1.20	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

ASSETS
Investments
Number of shares	91,642	16,950	28,225	89,171	27,216	13,215	338,554	1,099	210,947	1,821	93,269	4,433

Identified cost	$1,229,222	$233,899	$504,774	$931,236	$598,205	$320,427	$6,519,037	$23,619	$5,214,715	$44,340	$1,552,191	$73,274

Value	$1,400,283	$247,639	$533,448	$1,107,508	$663,808	$333,549	$8,321,646	$26,810	$5,649,153	$48,469	$1,634,068	$80,153
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	216	740	767	-	7,075	927	-	1,320	-	-	46

Total assets	1,400,283	247,855	534,188	1,108,275	663,808	340,624	8,322,573	26,810	5,650,473	48,469	1,634,068	80,199

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	34	-	-	-	11	-	-	26	-	20	1,597	-

NET ASSETS (For variable life insurance policies)	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

Outstanding Units
Policyowners	619,822	187,809	420,967	1,955,588	652,633	289,140	9,421,047	20,532	8,002,873	39,870	1,877,080	62,017

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	1.33	1.28	0.64	-	1.19	-	-	-	-	-	1.31
Survivorship Variable Universal Life II	-	1.33	1.28	0.64	-	1.19	0.74	-	0.60	-	-	1.31
Variable Universal Life	-	1.33	1.27	0.64	-	1.18	0.73	-	0.59	-	-	1.30
Variable Universal Life II (Note 1)
Tier 1	-	1.32	1.27	0.56	-	1.18	0.98	-	0.80	-	-	1.30
VUL GuardSM (Note 1)
Tier 1	-	1.33	1.28	1.38	-	1.18	-	1.38	-	1.30	-	1.30
Tier 2	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Tier 3	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Tier 4	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Survivorship VUL GuardSM (Note 1)
Tier 1	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Tier 2	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Tier 3	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.29	-	-	-	-	-	0.73	-	0.59	-	0.98	-
Strategic Variable Life® Plus	2.22	-	-	-	1.02	-	0.72	-	0.58	-	0.85	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	0.83	-

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares	115,033	106,632	1,860,040	182,399	11,743	3,992,575	8,246,794	315,062	149,208	502,350	3,909,794	23,490,452

Identified cost	$1,567,957	$1,478,053	$29,560,871	$855,182	$109,098	$99,048,603	$106,684,843	$2,000,165	$1,606,696	$4,333,176	$48,614,283	$23,465,561

Value	$1,710,545	$1,631,465	$28,853,823	$1,078,920	$115,478	$94,482,325	$122,794,761	$2,215,814	$1,627,862	$5,216,850	$48,734,071	$23,465,669
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	30,685
Receivable from Massachusetts Mutual Life Insurance Company	1,319	414	11,101	-	-	17,455	10,123	7,868	-	9,087	1,191	78,746

Total assets	1,711,864	1,631,879	28,864,924	1,078,920	115,478	94,499,780	122,804,884	2,223,682	1,627,862	5,225,937	48,735,262	23,575,100

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	8	13	-	-	-	199	-	-	-

NET ASSETS (For variable life insurance policies)	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

Outstanding Units
Policyowners	1,181,292	1,610,689	17,779,888	1,262,834	90,372	51,769,338	93,376,410	3,049,364	1,422,409	4,754,624	27,506,791	21,109,347

UNIT VALUE
Variable Life Plus	$-	$-	$3.68	$-	$-	$4.38	$0.85	$-	$-	$-	$3.25	$1.94
Variable Life Select	-	-	1.72	-	-	1.91	0.93	-	-	-	1.77	1.34
Survivorship Variable Universal Life	1.37	-	1.11	0.88	1.34	1.05	1.13	0.83	1.16	1.15	1.44	1.19
Survivorship Variable Universal Life II	1.37	-	1.06	0.88	1.34	1.05	0.87	0.62	1.16	1.15	1.39	1.10
Variable Universal Life	1.36	-	1.05	0.87	1.34	1.01	1.01	0.61	1.15	1.13	1.37	1.14
Variable Universal Life II (Note 1)
Tier 1	1.36	-	1.08	0.88	1.33	1.01	0.98	0.78	1.14	1.10	1.22	1.02
VUL GuardSM (Note 1)
Tier 1	1.36	-	1.23	1.59	1.34	1.42	1.34	1.21	1.10	1.40	1.06	1.00
Tier 2	1.05	-	1.13	1.13	1.17	1.22	1.17	1.07	1.07	1.18	1.06	1.00
Tier 3	1.05	-	1.12	1.12	1.16	1.22	1.16	1.07	1.07	1.18	1.05	1.00
Tier 4	1.05	-	1.12	1.12	1.16	1.22	1.16	1.07	1.07	1.18	1.06	1.00
Survivorship VUL GuardSM (Note 1)
Tier 1	1.21	-	1.08	1.25	1.11	1.13	1.11	1.08	1.02	1.10	1.02	1.00
Tier 2	1.22	-	1.08	1.25	1.11	1.13	1.11	1.08	1.03	1.10	1.02	1.00
Tier 3	1.22	-	1.08	1.25	1.11	1.13	1.11	1.08	1.03	1.10	1.02	1.00
Large Case Variable Life Plus	-	-	3.05	-	-	3.56	2.01	-	-	-	2.85	1.70
Strategic Variable Life®	1.69	1.06	1.77	0.56	-	1.97	1.62	0.57	-	-	1.79	1.37
Strategic Variable Life® Plus	1.53	0.96	1.04	0.56	-	0.99	0.97	0.56	-	1.01	1.38	-
Strategic Group Variable Universal Life®	1.42	0.93	-	-	-	0.89	1.30	0.78	-	-	1.36	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

ASSETS
Investments
Number of shares	225,282	811,885	310,138	45,980	841,850	154,562	770,189	1,365,797	1,774,165	1,246,433	3,994,063	757,132

Identified cost	$738,807	$7,938,762	$3,062,898	$652,342	$35,719,098	$2,337,302	$8,534,244	$46,832,602	$40,677,124	$10,064,417	$4,251,846	$13,681,496

Value	$930,452	$10,321,893	$4,096,012	$698,394	$37,016,140	$2,681,645	$8,857,179	$50,520,832	$52,355,620	$10,968,612	$5,192,283	$15,778,635
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	229	3,579	513	511	19,408	1,577	7,988	46,892	37,002	4,415	-	-

Total assets	930,681	10,325,472	4,096,525	698,905	37,035,548	2,683,222	8,865,167	50,567,724	52,392,622	10,973,027	5,192,283	15,778,635

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	263	455

NET ASSETS (For variable life insurance policies)	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

Outstanding Units
Policyowners	1,130,679	7,235,130	3,831,352	438,129	27,147,269	1,747,554	6,791,936	39,081,354	28,410,871	7,975,065	4,567,593	14,935,472

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$1.09	$-	$-	$-
Variable Life Select	-	1.52	-	-	2.00	-	-	2.62	2.97	-	-	-
Survivorship Variable Universal Life	0.87	1.34	1.15	1.63	1.15	-	1.24	1.32	1.94	1.31	1.06	1.06
Survivorship Variable Universal Life II	0.87	1.48	0.92	1.63	0.58	-	1.39	0.80	1.11	1.30	1.06	0.91
Variable Universal Life	0.86	1.62	0.91	1.62	1.15	-	1.37	1.18	1.86	1.28	1.05	0.89
Variable Universal Life II (Note 1)
Tier 1	0.81	1.34	1.13	1.61	0.94	-	1.24	0.87	1.21	1.26	0.98	1.01
VUL GuardSM (Note 1)
Tier 1	1.44	1.45	1.54	1.62	1.44	-	1.08	1.32	1.69	1.21	1.79	1.33
Tier 2	1.14	1.18	1.16	1.25	1.18	-	1.07	1.12	1.28	1.12	1.25	1.15
Tier 3	1.13	1.18	1.15	1.24	1.18	-	1.07	1.12	1.28	1.11	1.24	1.14
Tier 4	1.13	1.18	1.15	1.24	1.18	-	1.07	1.12	1.28	1.11	1.24	1.15
Survivorship VUL GuardSM (Note 1)
Tier 1	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Tier 2	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Tier 3	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Large Case Variable Life Plus	-	-	-	-	2.19	-	-	-	2.92	1.95	-	-
Strategic Variable Life®	0.39	-	0.85	-	2.10	2.25	1.74	2.74	3.13	1.84	1.34	2.51
Strategic Variable Life® Plus	0.38	1.71	0.84	-	1.06	1.42	1.34	1.14	1.81	1.26	1.26	1.05
Strategic Group Variable Universal Life®	-	1.58	-	-	1.19	1.50	1.43	1.45	2.04	1.30	1.41	1.14

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	187,114	24,773,782	1,686,836	636,766	847,911	301,211	114,233	90,179	60,637	1,417,462	47,288	299,878

Identified cost	$2,375,016	$24,773,782	$7,884,729	$1,214,346	$1,097,959	$3,118,469	$958,821	$1,859,783	$306,175	$24,938,555	$901,815	$3,465,399

Value	$3,003,180	$24,773,782	$8,788,414	$1,197,120	$1,136,201	$4,322,375	$1,038,377	$2,014,607	$301,973	$33,381,236	$919,755	$4,303,245
Dividends receivable	-	14,329	-	-	-	-	-	-	836	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	153,782	3,583	-	8,410	1,156	667	202	-	13,391	1,096	104

Total assets	3,003,180	24,941,893	8,791,997	1,197,120	1,144,611	4,323,531	1,039,044	2,014,809	302,809	33,394,627	920,851	4,303,349

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	38	-	-	8,226	-	-	-	-	4	-	-	-

NET ASSETS (For variable life insurance policies)	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

Outstanding Units
Policyowners	1,635,315	21,261,523	5,791,920	1,394,609	1,075,988	3,249,324	806,923	1,449,917	236,250	23,243,032	1,034,953	3,916,257

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1.19	$-	$-
Variable Life Select	-	-	1.94	-	-	-	-	-	-	1.52	-	-
Survivorship Variable Universal Life	-	-	1.49	-	-	1.34	1.31	1.41	-	1.76	-	1.16
Survivorship Variable Universal Life II	-	-	1.46	-	-	1.29	1.31	1.41	-	1.27	-	1.09
Variable Universal Life	-	-	1.48	-	-	1.28	1.30	1.40	-	1.67	-	1.08
Variable Universal Life II (Note 1)
Tier 1	-	-	1.39	-	-	1.34	1.30	1.39	-	1.25	-	1.10
VUL GuardSM (Note 1)
Tier 1	-	-	1.18	-	-	1.64	1.30	1.40	-	1.53	-	1.56
Tier 2	-	-	1.11	-	-	1.22	1.15	1.23	-	1.22	-	1.26
Tier 3	-	-	1.11	-	-	1.22	1.14	1.22	-	1.22	-	1.25
Tier 4	-	-	1.11	-	-	1.22	1.14	1.23	-	1.22	-	1.25
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Tier 2	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Tier 3	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.85	1.39	1.99	-	-	-	-	-	-	1.83	1.04	-
Strategic Variable Life® Plus	1.82	1.14	1.47	0.83	0.99	-	-	-	1.28	1.66	0.92	-
Strategic Group Variable Universal Life®	1.83	1.21	1.50	0.85	1.06	-	-	-	-	1.56	0.87	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends	$197,487	$496	$33,959	$55,129	$43,160	$60,100	$6,313	$200	$1,135	$28,144	$8,120	$5,666	$31,241

Expenses
Mortality and expense risk fees	93,661	585	17,006	12,481	24,703	117,075	20,126	767	4,855	23,418	3,117	438	15,896

Net investment income (loss)	103,826	(89)	16,953	42,648	18,457	(56,975)	(13,813)	(567)	(3,720)	4,726	5,003	5,228	15,345

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	29,973	1,137	34,869	30,012	29,998	17,700	2,418	(1,239)	17,434	22	7,878	592	(34,654)
Change in net unrealized appreciation/depreciation of investments	1,696,310	12,121	278,822	117,472	353,357	2,901,145	413,769	5,419	166,021	309,065	83,684	21,021	353,392

Net gain (loss) on investments	1,726,283	13,258	313,691	147,484	383,355	2,918,845	416,187	4,180	183,455	309,087	91,562	21,613	318,738

Net increase (decrease) in net assets resulting from operations	1,830,109	13,169	330,644	190,132	401,812	2,861,870	402,374	3,613	179,735	313,813	96,565	26,841	334,083

Capital transactions:
Transfer of net premiums	4,143,957	10,798	996,453	1,344,394	2,615,906	5,440,498	531,998	18,507	534,208	1,110,406	78,314	4,429	29,421
Transfers due to death benefits	(63,667)	-	-	-	-	(11,822)	(13,523)	-	-	(2,550)	-	-	-
Transfers due to withdrawal of funds	(492,828)	-	(122,853)	(31,631)	(108,724)	(652,039)	(102,868)	-	(1,140)	(76,779)	(2,196)	-	-
Transfers due to policy loans, net of repayments	(10,686)	-	(383)	-	-	(29,698)	(25,648)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,927,708)	(1,210)	(170,786)	(271,235)	(641,019)	(2,631,280)	(42,624)	(3,457)	(126,632)	(493,372)	(47,333)	(1,670)	(57,810)
Transfers between divisions and to/from Guaranteed Principal Account	373,981	3,382	513,398	1,454,389	2,137,700	1,053,616	281,344	(5)	484,685	31,689	(16,779)	334,291	2,917

Net increase (decrease) in net assets resulting from capital transactions	2,023,049	12,970	1,215,829	2,495,917	4,003,863	3,169,275	628,679	15,045	891,121	569,394	12,006	337,050	(25,472)

Total increase (decrease)	3,853,158	26,139	1,546,473	2,686,049	4,405,675	6,031,145	1,031,053	18,658	1,070,856	883,207	108,571	363,891	308,611

NET ASSETS, at beginning of the year	13,446,388	86,396	1,696,343	709,272	1,374,834	17,122,058	2,406,184	120,582	264,105	3,295,278	666,907	37,031	2,635,312

NET ASSETS, at end of the year	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

Investment income
Dividends	$124,457	$1,738	$-	$-	$13,762	$6,289	$18,857	$6	$54,314	$416	$-	$257

Expenses

Mortality and expense risk fees	4,010	569	1,448	5,751	3,373	1,352	46,823	92	33,695	285	8,491	361

Net investment income (loss)	120,447	1,169	(1,448)	(5,751)	10,389	4,937	(27,966)	(86)	20,619	131	(8,491)	(104)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	47,548	1,012	1,694	(8,902)	721	4,420	17,517	175	(86,061)	460	(139,762)	479
Change in net unrealized appreciation/depreciation of investments	56,859	11,922	25,850	70,026	34,466	10,163	1,218,545	3,134	292,258	1,304	322,327	6,349

Net gain (loss) on investments	104,407	12,934	27,544	61,124	35,187	14,583	1,236,062	3,309	206,197	1,764	182,565	6,828

Net increase (decrease) in net assets resulting from operations	224,854	14,103	26,096	55,373	45,576	19,520	1,208,096	3,223	226,816	1,895	174,074	6,724

Capital transactions:
Transfer of net premiums	100,819	188,566	318,492	532,986	204,228	204,024	2,066,556	7,101	1,538,493	6,425	230,241	60,106
Transfers due to death benefits	-	-	-	(1,000)	-	-	(2,564)	-	(985)	-	-	-
Transfers due to withdrawal of funds	(4,457)	(77)	(2,962)	(42,310)	(21,040)	(7,026)	(288,797)	13	(156,485)	3	(74,447)	(189)
Transfers due to policy loans, net of repayments	(166)	-	-	-	-	-	(279)	-	(134)	-	(105)	-
Transfers due to charges for administrative and insurance costs	(59,672)	(18,710)	(43,802)	(151,483)	(11,026)	(47,510)	(966,556)	(33)	(737,023)	(554)	(27,974)	(11,457)
Transfers between divisions and to/from Guaranteed Principal Account	478,193	37,381	187,711	46,882	(135)	59,432	(269,642)	14,626	(41,542)	516	(39,032)	10,527

Net increase (decrease) in net assets resulting from capital transactions	514,717	207,160	459,439	385,075	172,027	208,920	538,718	21,707	602,324	6,390	88,683	58,987

Total increase (decrease)	739,571	221,263	485,535	440,448	217,603	228,440	1,746,814	24,930	829,140	8,285	262,757	65,711

NET ASSETS, at beginning of the year	660,678	26,592	48,653	667,827	446,194	112,184	6,575,759	1,854	4,821,333	40,164	1,369,714	14,488

NET ASSETS, at end of the year	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends (Note 3B)	$-	$16,417	$742,563	$-	$1,528	$1,799,119	$2,126,892	$10,020	$58,275	$35,969	$2,112,033	$180,376

Expenses
Mortality and expense risk fees	9,706	7,006	138,947	5,638	543	409,966	623,811	13,689	7,254	30,852	208,162	135,167

Net investment income (loss)	(9,706)	9,411	603,616	(5,638)	985	1,389,153	1,503,081	(3,669)	51,021	5,117	1,903,871	45,209

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(56,696)	(25,007)	(1,039,259)	8,396	(137)	(4,246,344)	(470,759)	(21,934)	3,335	123,719	51,015	549
Change in net unrealized appreciation/depreciation of investments	160,347	233,948	2,630,342	116,898	6,135	15,354,244	10,355,710	111,899	18,515	368,082	(68,683)	(418)

Net gain (loss) on investments	103,651	208,941	1,591,083	125,294	5,998	11,107,900	9,884,951	89,965	21,850	491,801	(17,668)	131

Net increase (decrease) in net assets resulting from operations	93,945	218,352	2,194,699	119,656	6,983	12,497,053	11,388,032	86,296	72,871	496,918	1,886,203	45,340

Capital transactions:
Transfer of net premiums	401,899	108,119	4,292,103	429,493	89,971	12,917,727	8,319,979	795,916	347,157	1,663,870	4,045,791	15,724,668
Transfers due to death benefits	-	-	(23,584)	-	-	(265,478)	(220,904)	(1,558)	-	(3,884)	(138,166)	(127,349)
Transfers due to withdrawal of funds	(57,311)	(111,199)	(1,450,194)	(18,584)	10	(2,884,432)	(3,956,403)	(113,988)	(11,121)	(260,356)	(906,084)	(2,120,135)
Transfers due to policy loans, net of repayments	(27,225)	(173)	(266,179)	-	-	(724,339)	(31,537)	-	-	-	(50,664)	(9,377)
Transfers due to charges for administrative and insurance costs	(61,092)	(13,322)	(2,636,101)	(131,056)	(10,098)	(7,342,767)	(4,312,914)	(324,386)	(95,286)	(621,978)	(2,153,996)	(4,149,735)
Transfers between divisions and to/from Guaranteed Principal Account	46,126	(37,050)	(257,613)	48,528	22,567	(652,005)	(15,372,741)	32,442	909,413	401,238	11,140,912	(6,461,502)

Net increase (decrease) in net assets resulting from capital transactions	302,397	(53,625)	(341,568)	328,381	102,450	1,048,706	(15,574,520)	388,426	1,150,163	1,178,890	11,937,793	2,856,570

Total increase (decrease)	396,342	164,727	1,853,131	448,037	109,433	13,545,759	(4,186,488)	474,722	1,223,034	1,675,808	13,823,996	2,901,910

NET ASSETS, at beginning of the year	1,315,522	1,467,152	27,011,793	630,875	6,032	80,954,021	126,991,372	1,748,960	404,629	3,550,129	34,911,266	20,673,190

NET ASSETS, at end of the year	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$5,297	$200,569	$-	$47,050	$-	$21,992	$350,130	$154,159	$512,070	$503,127	$53,620	$113,674

Expenses
Mortality and expense risk fees	5,181	58,933	22,861	2,942	174,984	16,450	56,847	279,150	239,087	59,584	29,131	93,484

Net investment income (loss)	116	141,636	(22,861)	44,108	(174,984)	5,542	293,283	(124,991)	272,983	443,543	24,489	20,190

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,182	303,933	54,869	1,944	(783,143)	2,371	13,212	(989,899)	21,093	213,974	(261,027)	184,455
Change in net unrealized appreciation/depreciation of investments	68,611	958,753	414,249	42,264	6,767,765	213,815	79,539	4,083,765	7,608,202	157,707	960,900	1,026,477

Net gain (loss) on investments	76,793	1,262,686	469,118	44,208	5,984,622	216,186	92,751	3,093,866	7,629,295	371,681	699,873	1,210,932

Net increase (decrease) in net assets resulting from operations	76,909	1,404,322	446,257	88,316	5,809,638	221,728	386,034	2,968,875	7,902,278	815,224	724,362	1,231,122

Capital transactions:
Transfer of net premiums	315,327	2,479,977	1,253,956	304,088	6,634,201	473,359	2,049,744	10,723,754	8,637,766	1,806,044	1,387,691	4,380,256
Transfers due to death benefits	-	(1,182)	(3,833)	-	(5,564)	-	-	(67,003)	(20,813)	(2,459)	(37)	(9,160)
Transfers due to withdrawal of funds	(13,029)	(628,292)	(109,128)	(8,528)	(1,640,258)	(184,148)	(330,413)	(5,869,959)	(1,627,646)	(703,833)	(285,344)	(1,245,632)
Transfers due to policy loans, net of repayments	-	7,532	(145)	-	(104,932)	(10,361)	(2,554)	(143,792)	(132,284)	(8,812)	(11,143)	(22,888)
Transfers due to charges for administrative and insurance costs	(120,581)	(1,032,900)	(498,192)	(78,232)	(3,071,522)	(57,186)	(856,829)	(4,764,774)	(4,034,146)	(826,223)	(402,729)	(1,917,009)
Transfers between divisions and to/from Guaranteed Principal Account	79,566	(178,667)	116,805	246,306	(306,826)	217,197	87,389	(861,087)	2,254,812	322,182	564,572	60,438

Net increase (decrease) in net assets resulting from capital transactions	261,283	646,468	759,463	463,634	1,505,099	438,861	947,337	(982,861)	5,077,689	586,899	1,253,010	1,246,005

Total increase (decrease)	338,192	2,050,790	1,205,720	551,950	7,314,737	660,589	1,333,371	1,986,014	12,979,967	1,402,123	1,977,372	2,477,127

NET ASSETS, at beginning of the year	592,489	8,274,682	2,890,805	146,955	29,720,811	2,022,633	7,531,796	48,581,710	39,412,655	9,570,904	3,214,648	13,301,053

NET ASSETS, at end of the year	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$234,815	$368,163	$12,612	$21,856	$14,364	$5,418	$54,660	$9,817	$-	$463	$33,673

Expenses

Mortality and expense risk fees	11,917	156,824	49,685	9,116	8,213	24,606	4,533	7,201	1,794	169,783	5,269	22,077

Net investment income (loss)	(11,917)	77,991	318,478	3,496	13,643	(10,242)	885	47,459	8,023	(169,783)	(4,806)	11,596

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	127,650	-	142,771	(149,397)	(61,381)	67,945	6,794	11,577	(2,243)	793,141	(6,809)	(22,441)
Change in net unrealized appreciation/depreciation of investments	275,732	-	172,200	249,551	142,116	540,146	58,599	119,263	(4,331)	4,234,849	89,545	605,870

Net gain (loss) on investments	403,382	-	314,971	100,154	80,735	608,091	65,393	130,840	(6,574)	5,027,990	82,736	583,429

Net increase (decrease) in net assets resulting from operations	391,465	77,991	633,449	103,650	94,378	597,849	66,278	178,299	1,449	4,858,207	77,930	595,025

Capital transactions:
Transfer of net premiums	287,900	4,868,676	2,333,975	158,655	127,685	1,026,428	514,892	857,081	15,732	6,703,677	232,612	1,076,013
Transfers due to death benefits	-	(1,878)	(25,207)	(24)	-	(1,428)	-	-	-	(33,802)	-	(1,986)
Transfers due to withdrawal of funds	(186,716)	(1,237,080)	(644,448)	(116,758)	(99,625)	(118,723)	(9,760)	(9,774)	-	(937,309)	(23,200)	(170,985)
Transfers due to policy loans, net of repayments	(1,160)	(2,210)	(26,304)	(32,951)	(339)	-	-	-	-	(71,926)	(501)	-
Transfers due to charges for administrative and insurance costs	(41,517)	(417,651)	(941,854)	(18,113)	(17,445)	(428,348)	(108,438)	(181,550)	(10,994)	(3,052,629)	(12,667)	(411,891)
Transfers between divisions and to/from Guaranteed Principal Account	851,934	(7,792,898)	(18,100)	(96,047)	(38,292)	271,281	240,280	674,590	1,704	212,774	19,513	498,118

Net increase (decrease) in net assets resulting from capital transactions	910,441	(4,583,041)	678,062	(105,238)	(28,016)	749,210	636,974	1,340,347	6,442	2,820,785	215,757	989,269

Total increase (decrease)	1,301,906	(4,505,050)	1,311,511	(1,588)	66,362	1,347,059	703,252	1,518,646	7,891	7,678,992	293,687	1,584,294

NET ASSETS, at beginning of the year	1,701,236	29,446,943	7,480,486	1,190,482	1,078,249	2,976,472	335,792	496,163	294,914	25,715,635	627,164	2,719,055

NET ASSETS, at end of the year	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	#American Funds® Asset Allocation Division	#American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	#Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends (Note 3B)	$119,219	$35	$8,279	$12,324	$9,773	$54,942	$7,703	$62	$23	$7,942	$4,254	$437	$90,711

Expenses
Mortality and expense risk fees (Note 7B)	63,286	151	8,093	1,492	2,110	77,828	15,616	380	446	15,390	2,423	186	12,505

Net investment income (loss) (Note 3C)	55,933	(116)	186	10,832	7,663	(22,886)	(7,913)	(318)	(423)	(7,448)	1,831	251	78,206

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(316,846)	(703)	(67,563)	1,433	23,750	(259,835)	(111,479)	(653)	1,264	(110,432)	(22,671)	(891)	(55,010)
Change in net unrealized appreciation/ depreciation of investments	3,002,836	10,211	400,532	40,736	76,582	3,748,163	681,612	18,695	25,500	682,944	161,934	8,258	676,125

Net gain (loss) on investments	2,685,990	9,508	332,969	42,169	100,332	3,488,328	570,133	18,042	26,764	572,512	139,263	7,367	621,115

Net increase (decrease) in net assets resulting from operations	2,741,923	9,392	333,155	53,001	107,995	3,465,442	562,220	17,724	26,341	565,064	141,094	7,618	699,321

Capital transactions (Note 6):
Transfer of net premiums	4,123,297	2,979	485,970	146,510	405,312	5,119,212	341,500	14,763	58,256	975,330	150,525	2,261	702,397
Transfers due to withdrawal of funds	(268,692)	(3,799)	(52,597)	(1,918)	(2,947)	(517,510)	(410,239)	(14,816)	(265)	(24,184)	-	-	(21,127)
Transfers due to death benefits	(8,642)	-	-	-	-	(2,414)	(969)	-	-	(122)	-	-	-
Transfers due to policy loans, net of repayments (Note 3D)	1,250	-	(259)	-	-	(22,324)	(13,875)	-	-	-	-	-	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(2,385)	(341)	5,716	241	(3,425)	1,365	(4,976)	(157)	308	179	(279)	(41)	(2,743)
Transfers due to charges for administrative and insurance costs	(1,800,318)	(361)	(20,955)	(35,985)	(60,963)	(2,303,910)	(48,894)	(1,931)	(11,118)	(403,597)	(47,910)	(1,117)	(51,875)
Transfers between divisions and to/from Guaranteed Principal Account	733,652	74,452	257,433	547,423	928,862	706,398	14,228	79,332	190,583	360,298	(694)	(4,142)	243,577

Net increase (decrease) in net assets resulting from capital transactions	2,778,162	72,930	675,308	656,271	1,266,839	2,980,817	(123,225)	77,191	237,764	907,904	101,642	(3,039)	870,229

Total increase (decrease)	5,520,085	82,322	1,008,463	709,272	1,374,834	6,446,259	438,995	94,915	264,105	1,472,968	242,736	4,579	1,569,550

NET ASSETS, at beginning of the year	7,926,303	4,074	687,880	-	-	10,675,799	1,967,189	25,667	-	1,822,310	424,171	32,452	1,065,762

NET ASSETS, at end of the year	$13,446,388	$86,396	$1,696,343	$709,272	$1,374,834	$17,122,058	$2,406,184	$120,582	$264,105	$3,295,278	$666,907	$37,031	$2,635,312

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Goldman Sachs Mid Cap Value Division	#INVESCO Financial Services Division	#INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	#Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	#Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	#Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	#MFS® Investors Trust Division	MFS® New Discovery Division

Investment income
Dividends (Note 3B)	$11,812	$111	$-	$-	$8,442	$1,004	$29,147	$2	$44,246	$80	$-	$-	$-

Expenses
Mortality and expense risk fees (Note 7B)	2,587	47	75	3,328	2,131	148	36,110	2	24,948	54	6,939	14	7,033

Net investment income (loss) (Note 3C)	9,225	64	(75)	(3,328)	6,311	856	(6,963)	-	19,298	26	(6,939)	(14)	(7,033)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	7,077	315	609	(40,274)	(590)	531	(191,334)	42	(193,357)	993	(255,086)	97	(123,440)
Change in net unrealized appreciation/ depreciation of investments	142,845	1,818	2,825	208,122	41,333	2,959	1,264,359	58	1,060,028	2,825	558,730	530	437,378

Net gain (loss) on investments	149,922	2,133	3,434	167,848	40,743	3,490	1,073,025	100	866,671	3,818	303,644	627	313,938

Net increase (decrease) in net assets resulting from operations	159,147	2,197	3,359	164,520	47,054	4,346	1,066,062	100	885,969	3,844	296,705	613	306,905

Capital transactions (Note 6):
Transfer of net premiums	88,359	11,361	27,825	296,716	203,277	68,980	2,813,430	1,261	1,739,080	10,507	216,666	5,186	150,086
Transfers due to withdrawal of funds	(112,586)	(81)	(163)	(25,146)	(18,006)	(190)	(256,108)	(17)	(81,160)	(2)	(65,791)	(38)	(16,362)
Transfers due to death benefits	(31,308)	-	-	(710)	-	-	(7,152)	-	(5,150)	-	(588)	-	-
Transfers due to policy loans, net of repayments (Note 3D)	(154)	-	-	-	-	-	(272)	-	(133)	-	(3,967)	-	(5,039)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(1,080)	32	86	385	784	39	392	6	690	41	(201)	9	(602)
Transfers due to charges for administrative and insurance costs	(64,577)	(2,094)	(3,664)	(111,185)	(10,016)	(7,645)	(932,615)	(122)	(714,250)	(238)	(30,067)	(850)	(30,150)
Transfers between divisions and to/from Guaranteed Principal Account	73,264	15,177	21,210	73,819	9,667	46,654	(221,397)	626	(46,789)	26,012	9,142	9,568	(36,906)

Net increase (decrease) in net assets resulting from capital transactions	(48,082)	24,395	45,294	233,879	185,706	107,838	1,396,278	1,754	892,288	36,320	125,194	13,875	61,027

Total increase (decrease)	111,065	26,592	48,653	398,399	232,760	112,184	2,462,340	1,854	1,778,257	40,164	421,899	14,488	367,932

NET ASSETS, at beginning of the year	549,613	-	-	269,428	213,434	-	4,113,419	-	3,043,076	-	947,815	-	947,590

NET ASSETS, at end of the year	$660,678	$26,592	$48,653	$667,827	$446,194	$112,184	$6,575,759	$1,854	$4,821,333	$40,164	$1,369,714	$14,488	$1,315,522

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	#MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division

Investment income
Dividends (Note 3B)	$8,815	$648,033	$-	$51	$1,276,382	$1,672,860	$328	$5,090	$22,265	$2,061,265	$154,504	$-

Expenses
Mortality and expense risk fees (Note 7B)	6,124	123,427	2,856	5	331,196	533,271	9,418	1,290	17,115	192,384	140,507	2,691

Net investment income (loss) (Note 3C)	2,691	524,606	(2,856)	46	945,186	1,139,589	(9,090)	3,800	5,150	1,868,881	13,997	(2,691)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(53,330)	(1,842,465)	(15,553)	16	(8,299,561)	(4,157,561)	(47,061)	2,842	(12,779)	605,299	1,318	(25,117)
Change in net unrealized appreciation/ depreciation of investments	344,892	5,481,702	165,623	246	24,410,799	29,170,931	329,828	2,416	691,660	(480,647)	(317)	168,507

Net gain (loss) on investments	291,562	3,639,237	150,070	262	16,111,238	25,013,370	282,767	5,258	678,881	124,652	1,001	143,390

Net increase (decrease) in net assets resulting from operations	294,253	4,163,843	147,214	308	17,056,424	26,152,959	273,677	9,058	684,031	1,993,533	14,998	140,699

Capital transactions (Note 6):
Transfer of net premiums	81,294	4,463,722	288,304	1,120	13,726,000	15,239,772	755,308	106,996	1,356,253	7,182,524	21,239,691	231,491
Transfers due to withdrawal of funds	(40,513)	(1,890,424)	(6,467)	(30)	(4,697,359)	(4,316,411)	(45,091)	(7,832)	(44,246)	(2,872,583)	(2,850,166)	(15,849)
Transfers due to death benefits	-	(51,883)	-	-	(120,262)	(12,726)	(1,902)	-	(192)	(91,647)	(7,541)	(619)
Transfers due to policy loans, net of repayments (Note 3D)	(790)	(235,418)	-	-	(538,168)	(3,572)	-	-	-	(96,013)	(50,498)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(812)	(3,860)	656	(2)	1,396	(27,688)	474	63	1,972	602	647	580
Transfers due to charges for administrative and insurance costs	(14,537)	(2,653,802)	(89,300)	(456)	(7,297,154)	(4,200,579)	(300,798)	(28,364)	(509,223)	(2,300,689)	(4,239,183)	(81,187)
Transfers between divisions and to/from Guaranteed Principal Account	(43,587)	27,523	77,757	5,092	(368,620)	6,105,100	57,181	296,838	488,791	(6,151,538)	(22,308,199)	84,573

Net increase (decrease) in net assets resulting from capital transactions	(18,945)	(344,142)	270,950	5,724	705,833	12,783,896	465,172	367,701	1,293,355	(4,329,344)	(8,215,249)	218,989

Total increase (decrease)	275,308	3,819,701	418,164	6,032	17,762,257	38,936,855	738,849	376,759	1,977,386	(2,335,811)	(8,200,251)	359,688

NET ASSETS, at beginning of the year	1,191,844	23,192,092	212,711	-	63,191,764	88,054,517	1,010,111	27,870	1,572,743	37,247,077	28,873,441	232,801

NET ASSETS, at end of the year	$1,467,152	$27,011,793	$630,875	$6,032	$80,954,021	$126,991,372	$1,748,960	$404,629	$3,550,129	$34,911,266	$20,673,190	$592,489

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	#MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	*Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division

Investment income
Dividends (Note 3B)	$13,715	$-	$6,314	$-	$363,465	$143,664	$230,657	$399,429	$26,323	$106,958	$-	$229,624

Expenses
Mortality and expense risk fees (Note 7B)	41,581	14,212	265	147,502	49,431	213,643	170,835	38,905	15,444	73,605	8,951	166,423

Net investment income (loss) (Note 3C)	(27,866)	(14,212)	6,049	(147,502)	314,034	(69,979)	59,822	360,524	10,879	33,353	(8,951)	63,201

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	25,587	(20,520)	4,613	(6,882,193)	127,257	(8,312,426)	(6,034,218)	(666,906)	(88,727)	(1,734,597)	(410,618)	-
Change in net unrealized appreciation/ depreciation of investments	1,779,559	858,101	3,788	13,100,615	(16,467)	18,789,212	17,365,648	1,732,918	1,034,236	4,370,121	858,566	-

Net gain (loss) on investments	1,805,146	837,581	8,401	6,218,422	110,790	10,476,786	11,331,430	1,066,012	945,509	2,635,524	447,948	-

Net increase (decrease) in net assets resulting from operations	1,777,280	823,369	14,450	6,070,920	424,824	10,406,807	11,391,252	1,426,536	956,388	2,668,877	438,997	63,201

Capital transactions (Note 6):
Transfer of net premiums	2,603,389	964,859	30,175	6,826,997	2,190,718	10,501,413	7,605,361	1,907,012	765,542	4,017,583	165,342	3,949,650
Transfers due to withdrawal of funds	(158,709)	(80,812)	(150)	(7,372,592)	(5,517,033)	(9,342,000)	(13,499,850)	(6,152,672)	(85,740)	(8,527,084)	(3,299,793)	(20,925,002)
Transfers due to death benefits	(956)	(2,316)	-	(10,710)	(38,523)	(115,506)	(90,525)	(3,990)	(29)	(27,960)	(11,969)	(24,404)
Transfers due to policy loans, net of repayments (Note 3D)	(9,365)	(155)	-	(126,790)	(3,234)	(166,630)	(59,004)	(17,705)	(3,445)	(6,234)	(394)	(11,345)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(4,047)	1,110	(1,462)	23,772	3,653	7	1,197	8,159	1,427	(10,881)	(3,064)	119
Transfers due to charges for administrative and insurance costs	(999,984)	(411,961)	(7,614)	(3,063,001)	(875,863)	(4,519,112)	(3,549,532)	(618,946)	(262,638)	(1,854,680)	(44,644)	(692,943)
Transfers between divisions and to/from Guaranteed Principal Account	248,197	231,969	111,556	(392,333)	442,274	775,400	1,062,814	2,098,102	273,581	865,971	27,518	2,610,135

Net increase (decrease) in net assets resulting from capital transactions	1,678,525	702,694	132,505	(4,114,657)	(3,798,008)	(2,866,428)	(8,529,539)	(2,780,040)	688,698	(5,543,285)	(3,167,004)	(15,093,790)

Total increase (decrease)	3,455,805	1,526,063	146,955	1,956,263	(3,373,184)	7,540,379	2,861,713	(1,353,504)	1,645,086	(2,874,408)	(2,728,007)	(15,030,589)

NET ASSETS, at beginning of the year	4,818,877	1,364,742	-	27,764,548	10,904,980	41,041,331	36,550,942	10,924,408	1,569,562	16,175,461	4,429,243	44,477,532

NET ASSETS, at end of the year	$8,274,682	$2,890,805	$146,955	$29,720,811	$7,531,796	$48,581,710	$39,412,655	$9,570,904	$3,214,648	$13,301,053	$1,701,236	$29,446,943

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.
*	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	#T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends (Note 3B)	$46,833	$359,719	$12,273	$39,706	$14,918	$346	$2,978	$8,248	$-	$-	$31,337

Expenses
Mortality and expense risk fees (Note 7B)	12,428	38,745	7,984	8,608	13,648	439	702	1,242	113,189	3,532	12,057

Net investment income (loss) (Note 3C)	34,405	320,974	4,289	31,098	1,270	(93)	2,276	7,006	(113,189)	(3,532)	19,280

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(211,112)	88,177	(112,216)	(185,351)	(14,616)	1,141	1,763	2,435	(137,899)	(16,635)	(52,657)
Change in net unrealized appreciation/ depreciation of investments	539,152	620,797	367,192	372,251	811,210	20,958	35,561	(1,848)	6,666,756	177,292	605,439

Net gain (loss) on investments	328,040	708,974	254,976	186,900	796,594	22,099	37,324	587	6,528,857	160,657	552,782

Net increase (decrease) in net assets resulting from operations	362,445	1,029,948	259,265	217,998	797,864	22,006	39,600	7,593	6,415,668	157,125	572,062

Capital transactions (Note 6):
Transfer of net premiums	316,945	1,792,661	139,411	170,530	1,196,444	88,910	87,602	24,488	6,176,202	67,290	857,191
Transfers due to withdrawal of funds	(1,365,388)	(1,419,025)	(178,503)	(105,621)	(61,643)	(386)	(1,278)	-	(672,561)	(17,408)	(26,472)
Transfers due to death benefits	(2,740)	(1,615)	-	(2,289)	(576)	-	-	-	(26,005)	-	(572)
Transfers due to policy loans, net of repayments (Note 3D)	(1,811)	(9,575)	(1,342)	(766)	-	-	-	-	(31,016)	(1,107)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(1,120)	1,708	(2,713)	(1,797)	709	193	469	(23)	16,082	60	(1,332)
Transfers due to charges for administrative and insurance costs	(48,213)	(836,793)	(31,756)	(25,774)	(334,020)	(10,202)	(17,080)	(10,533)	(2,706,158)	(11,558)	(295,080)
Transfers between divisions and to/from Guaranteed Principal Account	63,738	516,167	(8,316)	(333,851)	301,678	235,271	386,850	122,218	2,238,768	2,696	283,717

Net increase (decrease) in net assets resulting from capital transactions	(1,038,589)	43,528	(83,219)	(299,568)	1,102,592	313,786	456,563	136,150	4,995,312	39,973	817,452

Total increase (decrease)	(676,144)	1,073,476	176,046	(81,570)	1,900,456	335,792	496,163	143,743	11,410,980	197,098	1,389,514

NET ASSETS, at beginning of the year	2,698,777	6,407,010	1,014,436	1,159,819	1,076,016	-	-	151,171	14,304,655	430,066	1,329,541

NET ASSETS, at end of the year	$2,022,633	$7,480,486	$1,190,482	$1,078,249	$2,976,472	$335,792	$496,163	$294,914	$25,715,635	$627,164	$2,719,055

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains thirteen segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life. The policy was never offered for sale. No premiums for this policy are held in Separate Account I.

Notes To Financial Statements (Continued)

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 – $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I, (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I, and (d) policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 are in Tier 4 and the current (and maximum) asset charge is 0.90% of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 5 and the asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a thirteenth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 – $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions as follows:

AIM Variable Investment Funds (“AIM VIF”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, no-load management company registered under the 1940 Act with three of it Funds available to Separate Account I’s policyowners: AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser). Prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds.

American Century® Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I’s policyowners: American

Notes To Financial Statements (Continued)

Century® VP Income & Growth Fund, American Century® VP International Fund, and American Century® VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I’s policyowners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with two of its Portfolios available to Separate Account I’s policyowners: Fidelity® VIP Contrafund® Portfolio (Initial/Service Class) and Fidelity® VIP Growth Fund. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I’s policyowners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I’s policyowners: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORESM U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs VIT International Equity Fund and Goldman Sachs VIT Mid Cap Value Fund. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I’s policyowners: Janus Aspen Balanced Portfolio (Institutional/Service Class), Janus Aspen Series Capital Appreciation Portfolio (Institutional/Service Class) and Janus Aspen Series Worldwide Growth Portfolio (Institutional/Service Class). Janus Capital Management LLC is the investment adviser to the Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, management investment company registered under the 1940 Act with four of its separate series of shares available to Separate Account I’s policyowners: MFS® Emerging Growth Series, MFS® Investors Trust Series, MFS® New Discovery Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all fourteen of its separate series available to Separate Account I’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was call David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into a sub-

Notes To Financial Statements (Continued)

advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into an agreement with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA) Oppenheimer Main Street® Small Cap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I’s policyowners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”), prior to May 1, 2003 known as Deutsche Asset Management VIT Funds, is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I’s policyowners: Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with five of its Portfolios available to Separate Account I’s policyowners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the sixty-one divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue

Notes To Financial Statements (Continued)

Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of Separate Account I credited to the policies. Accordingly, MassMutual does not intend to make any charge to Separate Account I’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policyowner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4-6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at either a fixed interest rate generally equal to 2-4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter for most of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable product agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Cost of purchases	$3,911,780	$22,517	$1,454,601	$2,842,278	$4,361,864	$4,394,984	$850,753	$25,051	$988,907	$1,128,227	$141,246	$346,846	$142,349
Proceeds from sales	(1,809,121)	(13,479)	(243,907)	(302,731)	(339,178)	(1,293,349)	(343,015)	(25,663)	(102,660)	(554,123)	(124,230)	(4,566)	(160,570)

	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Cost of purchases	$852,241	$218,451	$531,904	$471,437	$209,376	$302,485	$1,364,011	$55,272	$1,018,289	$19,906	$302,950	$70,838
Proceeds from sales	(217,058)	(10,351)	(74,632)	(92,854)	(45,122)	(95,725)	(875,510)	(33,479)	(396,414)	(13,284)	(221,143)	(12,006)

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Cost of purchases	$601,367	$184,335	$3,881,159	$422,338	$131,794	$10,100,244	$11,322,737	$595,253	$1,316,424	$1,943,781	$16,778,083	$26,058,851
Proceeds from sales	(317,749)	(239,773)	(3,601,753)	(99,615)	(28,350)	(7,664,160)	(25,488,564)	(217,497)	(115,144)	(767,420)	(2,935,609)	(23,348,567)

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$318,630	$2,219,275	$1,023,390	$539,246	$4,698,053	$717,628	$2,149,141	$9,344,279	$8,790,645	$6,521,703	$1,858,065	$3,419,133
Proceeds from sales	(57,203)	(1,433,339)	(286,987)	(31,766)	(3,422,915)	(289,477)	(911,253)	(10,521,381)	(3,530,636)	(5,583,275)	(587,124)	(2,149,623)

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$1,498,115	$12,687,358	$2,727,952	$178,217	$183,587	$1,115,884	$709,190	$1,488,250	$147,651	$6,863,438	$258,673	$1,350,228
Proceeds from sales	(626,534)	(17,266,540)	(1,731,838)	(273,673)	(203,528)	(377,610)	(70,992)	(96,434)	(133,149)	(4,241,197)	(51,851)	(348,462)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division
Units purchased	4,442,464	17,555	825,633	1,197,008	2,135,014	4,859,538	545,782	37,958	395,138	1,404,367	112,185	4,193	73,866
Units withdrawn	(2,680,513)	(1,980)	(248,038)	(255,714)	(583,297)	(2,888,615)	(229,353)	(12,857)	(88,904)	(723,527)	(85,461)	(1,575)	(103,828)
Units transferred between divisions and transferred to/from GPA	318,066	4,726	362,469	1,166,246	1,563,220	834,693	247,855	-	320,677	38,069	(18,911)	295,949	2,868

Net increase (decrease)	2,080,017	20,301	940,064	2,107,540	3,114,937	2,805,616	564,284	25,101	626,911	718,909	7,813	298,567	(27,094)

December 31, 2004 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	60,110	151,544	273,311	1,043,287	215,276	186,972	2,611,347	6,097	2,280,762	6,260	354,534	51,627
Units withdrawn	(43,140)	(15,372)	(39,133)	(372,049)	(35,891)	(48,989)	(1,620,719)	(15)	(1,338,495)	(527)	(196,289)	(9,797)
Units transferred between divisions and transferred to/from GPA	236,390	29,546	145,640	64,530	-	47,304	(419,924)	12,760	(79,890)	365	(45,121)	7,839

Net increase (decrease)	253,360	165,718	379,818	735,768	179,385	185,287	570,704	18,842	862,377	6,098	113,124	49,669

December 31, 2004 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	347,211	176,934	3,514,398	579,668	75,253	10,032,575	10,778,203	1,132,037	317,196	1,704,891	3,230,582	18,585,567
Units withdrawn	(138,147)	(200,869)	(3,268,898)	(194,659)	(8,275)	(8,044,234)	(10,142,668)	(630,120)	(96,040)	(931,634)	(2,405,322)	(5,807,101)
Units transferred between divisions and transferred to/from GPA	26,877	(37,592)	(248,561)	42,113	18,402	(401,764)	(9,918,384)	31,985	827,868	388,468	3,996,978	(10,317,755)

Net increase (decrease)	235,941	(61,527)	(3,061)	427,122	85,380	1,586,576	(9,282,849)	533,902	1,049,024	1,161,725	4,822,238	2,460,711

December 31, 2004 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	434,176	2,060,168	1,327,898	224,492	6,464,516	342,298	1,713,925	10,953,867	6,873,523	1,563,775	1,612,266	4,774,744
Units withdrawn	(182,851)	(1,359,543)	(639,999)	(61,525)	(4,521,648)	(177,728)	(1,002,320)	(8,394,010)	(4,218,996)	(1,222,545)	(779,075)	(3,182,402)
Units transferred between divisions and transferred to/from GPA	90,725	(145,575)	81,923	165,743	(70,434)	132,821	65,695	137,754	1,220,778	268,528	505,977	13,557

Net increase (decrease)	342,050	555,050	769,822	328,710	1,872,434	297,391	777,300	2,697,611	3,875,305	609,758	1,339,168	1,605,899

December 31, 2004 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	196,359	12,659,908	1,758,776	290,741	261,826	889,931	435,549	692,594	61,518	5,795,629	342,954	1,128,204
Units withdrawn	(158,688)	(9,834,603)	(1,172,990)	(295,587)	(249,514)	(467,046)	(97,689)	(149,823)	(57,961)	(3,537,399)	(96,510)	(598,047)
Units transferred between divisions and transferred to/from GPA	495,202	(5,893,096)	66,149	(114,942)	(37,476)	208,505	188,356	500,342	1,452	236,142	16,344	466,866

Net increase (decrease)	532,873	(3,067,791)	651,935	(119,788)	(25,164)	631,390	526,216	1,043,113	5,009	2,494,372	262,788	997,023

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2003	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Units purchased	5,263,858	5,573	1,143,295	151,671	376,851	5,542,343	836,916	29,790	52,826	1,463,429	251,752	2,903	1,047,567
Units withdrawn	(2,635,357)	(7,136)	(685,835)	(34,464)	(54,100)	(3,018,971)	(939,727)	(29,002)	(9,328)	(634,807)	(124,002)	(1,368)	(111,770)
Units transferred between divisions and to/from GPA	859,297	137,896	201,843	493,692	790,713	652,957	15,010	143,640	157,494	470,414	(4,335)	(4,740)	336,092

Net increase (decrease)	3,487,798	136,333	659,303	610,899	1,113,464	3,176,329	(87,801)	144,428	200,992	1,299,036	123,415	(3,205)	1,271,889

December 31, 2003 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	58,242	10,712	29,885	645,456	238,554	77,348	4,158,711	1,328	2,978,613	8,903	481,908	4,741
Units withdrawn	(131,349)	(1,889)	(3,407)	(295,111)	(32,845)	(7,406)	(1,840,604)	(125)	(1,381,967)	(209)	(292,492)	(797)
Units transferred between divisions and to/from GPA	49,893	13,268	14,671	152,851	10,903	33,911	(226,555)	487	(114,953)	25,078	(18,000)	8,404

Net increase (decrease)	(23,214)	22,091	41,149	503,196	216,612	103,853	2,091,552	1,690	1,481,693	33,772	171,416	12,348

December 31, 2003 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	194,411	142,201	4,035,038	451,522	1,118	12,634,384	20,671,641	1,201,572	108,724	1,678,459	6,037,228	24,307,529
Units withdrawn	(102,930)	(98,586)	(4,244,142)	(152,832)	(423)	(9,150,744)	(9,251,238)	(573,291)	(34,157)	(697,793)	(3,392,349)	(6,006,242)
Units transferred between divisions and to/from GPA	(39,599)	(58,399)	(38,416)	114,780	4,297	(431,432)	4,386,960	75,993	271,502	572,239	(3,331,104)	(23,494,746)

Net increase (decrease)	51,882	(14,784)	(247,520)	413,470	4,992	3,052,208	15,807,363	704,274	346,069	1,552,905	(686,225)	(5,193,459)

December 31, 2003 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division
Units purchased	364,222	2,670,165	1,279,548	25,780	7,880,094	1,921,381	11,796,817	7,824,064	1,832,646	1,222,455	5,284,253	161,100
Units withdrawn	(155,257)	(1,217,458)	(646,579)	(6,047)	(9,152,908)	(4,391,253)	(10,957,804)	(11,294,555)	(5,069,416)	(568,091)	(7,786,030)	(3,147,246)
Units transferred between divisions and to/from GPA	119,859	210,702	261,078	89,686	(444,369)	339,288	1,054,144	916,394	1,778,883	336,783	550,817	(16,957)

Net increase (decrease)	328,824	1,663,409	894,047	109,419	(1,717,183)	(2,130,584)	1,893,157	(2,554,097)	(1,457,887)	991,147	(1,950,960)	(3,003,103)

December 31, 2003 (Continued)	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	4,092,836	349,606	1,525,687	411,639	232,414	1,361,489	88,294	86,867	37,837	6,633,906	172,947	1,137,809
Units withdrawn	(16,593,238)	(974,635)	(1,598,869)	(513,126)	(184,465)	(430,180)	(9,314)	(16,079)	(26,808)	(3,592,840)	(114,189)	(420,731)
Units transferred between divisions and to/from GPA	1,802,537	46,665	323,887	(12,558)	(393,755)	304,153	201,727	336,016	97,344	1,927,573	4,837	319,207

Net increase (decrease)	(10,697,865)	(578,364)	250,705	(114,045)	(345,806)	1,235,462	280,707	406,804	108,373	4,968,639	63,595	1,036,285

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century® VP Income & Growth Division
2004	16,298,991	$0.96 - $1.20	$17,299,546	1.34%	0.25% - 1.00%	11.87% - 12.71%
2003	14,218,974	0.82 - 1.24	13,446,388	1.17	0.25 - 1.15	7.03 - 29.03
2002	10,731,176	0.64 - 0.83	7,926,303	0.27	0.25 - 0.75	(20.12) - (19.57)
2001	5,443,016	0.80 - 1.04	5,064,514	0.20	0.25 - 0.60	(9.10) - 9.04
2000	2,691,192	0.88 - 1.13	2,775,336	(0.05)	0.25 - 0.60	(11.17) - (10.15)

American Century® VP International Division
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77
2002	8,451	0.48	4,074	0.13	0.60	(20.97)
2001	7,834	0.61	4,772	(0.62)	0.60	(29.77)

American Century® VP Value Division
2004	2,325,864	1.22 - 1.43	3,242,816	1.42	0.25 - 1.00	13.20 - 14.05
2003	1,385,800	1.08 - 1.44	1,696,343	0.71	0.25 - 1.15	7.89 - 28.57
2002	726,497	0.94 - 1.12	687,880	3.81	0.30 - 0.75	(13.37) - (12.92)
2001	303,619	1.08 - 1.29	331,969	(0.38)	0.30 - 0.60	12.07 - 12.52

American Funds® Asset Allocation Division
2004	2,718,439	1.13 - 1.26	3,395,321	2.98	0.25 - 1.00	7.26 - 8.07
2003	610,899	1.05 - 1.17	709,272	3.23	0.55 - 1.15	5.39 - 16.84

American Funds® Growth-Income Division
2004	4,228,401	1.16 - 1.39	5,780,509	1.23	0.25 - 1.00	9.28 - 10.10
2003	1,113,464	1.06 - 1.26	1,374,834	1.65	0.25 - 1.15	6.36 - 26.27

Fidelity® VIP Contrafund® (Initial) Division
2004	18,290,136	1.09 - 1.20	23,153,203	0.31	0.25 - 1.00	14.33 - 15.19
2003	15,484,520	0.94 - 1.30	17,122,058	0.41	0.25 - 1.15	4.89 - 28.14
2002	12,308,191	0.74 - 1.02	10,675,799	0.17	0.25 - 0.75	(10.02) - (9.57)
2001	8,595,451	0.81 - 1.12	8,352,494	1.69	0.25 - 0.55	(12.94) - (12.50)
2000	4,777,333	0.93 - 1.28	5,398,405	6.19	0.25 - 0.55	(7.17) - (6.85)

Fidelity® VIP Contrafund® (Service) Division
2004	2,846,876	1.20 - 1.24	3,437,237	0.22	0.60 - 0.75	14.48 - 14.65
2003	2,282,592	1.05 - 1.08	2,406,184	0.35	0.60 - 0.75	27.39 - 27.59
2002	2,370,393	0.82 - 0.85	1,967,189	(0.01)	0.60 - 0.75	(10.17) - (10.02)
2001	2,152,721	0.91 - 0.94	1,985,966	2.18	0.60 - 0.75	(13.11) - (12.96)
2000	1,507,935	1.05 - 1.08	1,036,764	3.63	0.60 - 0.75	(7.41) - (6.71)

Fidelity® VIP Growth Division
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99
2002	56,432	0.45	25,667	(0.48)	0.60	(31.82)
2001	33,285	0.66	21,819	(0.03)	0.60	(18.34)

Franklin Small Cap Value Securities Division
2004	827,903	1.32 - 1.64	1,334,961	0.16	0.25 - 1.00	22.52 - 23.44
2003	200,992	1.07 - 1.33	264,105	0.02	0.25 - 1.15	7.50 - 33.15

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs Capital Growth Division
2004	4,822,200	$0.79 - $1.13	$4,178,485	0.76%	0.25% - 1.00%	8.00% - 8.82%
2003	4,103,291	0.72 - 1.17	3,295,278	0.31	0.25 - 1.15	4.93 - 23.43
2002	2,804,255	0.58 - 0.81	1,822,310	(0.34)	0.25 - 0.75	(25.05) - (24.63)
2001	1,410,856	0.77 - 1.07	1,210,989	0.05	0.25 - 0.60	(15.10) - (8.75)
2000	717,561	0.91 - 1.25	748,987	11.79	0.25 - 0.60	(8.96) - (7.95)

Goldman Sachs COREsm U.S. Equity Division
2004	699,245	1.04 - 1.19	775,478	1.18	0.30 - 0.60	14.25 - 14.60
2003	691,432	0.91 - 1.04	666,907	0.81	0.30 - 0.60	28.70 - 29.09
2002	568,017	0.71 - 0.81	424,171	0.15	0.30 - 0.60	(22.49) - (22.19)
2001	539,054	0.91 - 1.04	524,373	(0.03)	0.30 - 0.60	(12.54) - (12.24)
2000	568,433	1.04 - 1.18	624,419	1.24	0.30 - 0.60	(9.59)

Goldman Sachs Growth and Income Division
2004	336,590	1.14 - 1.20	400,922	4.90	0.30 - 0.60	18.09 - 18.44
2003	38,023	0.97 - 1.01	37,031	1.27	0.30 - 0.60	23.62 - 23.99
2002	41,228	0.78 - 0.81	32,452	1.86	0.30 - 0.60	(11.94) - (11.64)
2001	45,688	0.89 - 0.92	41,872	(0.09)	0.30 - 0.60	(9.94) - (9.64)
2000	5,336	0.98	5,244	0.21	0.60	(4.68)

Goldman Sachs International Equity Division
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68
2002	1,521,429	0.70	1,065,762	0.57	0.60	(18.94)
2001	664,673	0.86	573,580	1.13	0.60	(22.86)
2000	111,978	1.12	125,054	7.45	0.60	(13.15)

Goldman Sachs Mid Cap Value Division
2004	619,822	2.22 - 2.29	1,400,249	13.72	0.30 - 0.60	25.13 - 25.51
2003	366,462	1.78 - 1.82	660,678	1.88	0.30 - 0.60	27.62 - 28.01
2002	389,676	1.39 - 1.42	549,613	1.69	0.30 - 0.60	(5.29) - (4.99)
2001	202,234	1.47 - 1.50	300,104	3.86	0.30 - 0.60	11.38 - 11.71
2000	263,012	1.32 - 1.34	347,466	5.91	0.30 - 0.60	30.97

INVESCO Financial Services Division
2004	187,809	1.13 - 1.33	247,855	2.14	0.25 - 1.00	7.59 - 8.40
2003	22,091	1.05 - 1.23	26,592	0.57	0.25 - 1.15	4.76 - 23.15

INVESCO Health Sciences Division
2004	420,967	1.17 - 1.28	534,188	-	0.25 - 1.00	6.50 - 7.30
2003	41,149	1.10 - 1.19	48,653	-	0.55 - 1.15	10.00 - 19.33

INVESCO Technology Division
2004	1,955,588	0.64 - 1.04	1,108,275	-	0.25 - 1.00	3.59 - 4.37
2003	1,219,820	0.54 - 1.33	667,827	-	0.25 - 1.15	(38.50) - 44.93
2002	716,624	0.37 - 0.42	269,428	(0.50)	0.55 - 0.75	(47.24) - (47.14)
2001	182,378	0.71 - 0.80	129,432	(0.50)	0.00 - 0.50	(46.23) - (46.12)

Janus Aspen Balanced (Institutional) Division
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37
2002	256,636	0.83	213,434	2.01	0.60	(7.04)
2001	131,729	0.89	117,806	2.10	0.60	(5.26)
2000	76,893	0.94	72,567	0.70	0.60	(2.27)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Janus Aspen Balanced (Service) Division
2004	289,140	$1.11 - $1.19	$340,624	3.28%	0.25% - 1.00%	7.22% - 8.02%
2003	103,853	1.04 - 1.10	112,184	1.55	0.55 - 1.15	3.65 - 10.12

Janus Aspen Capital Appreciation (Institutional) Division
2004	9,421,047	0.74 - 0.98	8,322,573	0.27	0.25 - 0.75	17.35 - 17.93
2003	8,850,343	0.61 - 0.84	6,575,759	0.52	0.25 - 0.75	19.64 - 20.23
2002	6,758,791	0.51 - 0.70	4,113,419	0.03	0.25 - 0.75	(16.27) - (15.97)
2001	3,550,910	0.61 - 0.84	2,474,675	1.01	0.25 - 0.60	(22.27) - (21.87)
2000	691,044	0.79	546,483	0.95	0.25 - 0.60	(20.82) - (18.18)

Janus Aspen Capital Appreciation (Service) Division
2004	20,532	1.25 - 1.38	26,784	0.05	0.50 - 1.00	16.79 - 17.38
2003	1,690	1.07 - 1.17	1,854	0.17	0.65 - 1.15	7.04 - 17.31

Janus Aspen Worldwide Growth (Institutional) Division
2004	8,002,873	0.60 - 0.80	5,650,473	1.06	0.25 - 0.75	4.00 - 4.52
2003	7,140,496	0.56 - 0.77	4,821,333	1.16	0.25 - 0.75	23.07 - 23.68
2002	5,658,803	0.45 - 0.62	3,043,076	0.51	0.25 - 0.75	(26.10) - (25.80)
2001	3,190,485	0.61 - 0.84	2,168,057	0.09	0.25 - 0.60	(23.04) - (22.63)
2000	1,099,327	0.79 - 0.81	883,170	2.45	0.25 - 0.60	(19.52) - (15.67)

Janus Aspen Worldwide Growth (Service) Division
2004	39,870	1.10 - 1.30	48,449	0.96	0.50 - 1.00	3.49 - 4.01
2003	33,772	1.06 - 1.25	40,164	0.35	0.65 - 1.15	6.13 - 24.82

MFS® Emerging Growth Division
2004	1,877,080	0.83 - 0.98	1,632,471	-	0.30 - 0.75	12.12 - 12.62
2003	1,763,956	0.74 - 0.87	1,369,714	-	0.30 - 0.75	29.25 - 29.84
2002	1,592,540	0.57 - 0.67	947,815	(0.60)	0.30 - 0.75	(34.51) - (34.06)
2001	1,486,948	0.87 - 1.02	1,366,102	6.55	0.30 - 0.75	(34.24) - (33.79)
2000	1,214,022	1.32 - 1.53	1,688,414	4.80	0.30 - 0.75	(20.20) - (19.61)

MFS® Investors Trust Division
2004	62,017	1.17 - 1.31	80,199	0.53	0.25 - 1.00	10.25 - 11.08
2003	12,348	1.06 - 1.18	14,488	-	0.65 - 1.15	6.02 - 17.95

MFS® New Discovery Division
2004	1,181,292	1.05 - 1.37	1,711,864	-	0.25 - 1.00	5.46 - 6.25
2003	945,351	0.99 - 1.60	1,315,522	-	0.25 - 1.15	(0.64) - 33.32
2002	893,469	1.01 - 1.20	947,590	(0.62)	0.30 - 0.75	(32.38) - (31.93)
2001	889,751	1.49 - 1.76	1,404,880	2.61	0.30 - 0.75	(5.78) - (5.33)
2000	511,891	1.58 - 1.85	855,342	0.80	0.30 - 0.75	(2.72) - (1.99)

MFS® Research Division
2004	1,610,689	0.93 - 1.06	1,631,879	1.07	0.30 - 0.75	14.98 - 15.50
2003	1,672,216	0.81 - 0.92	1,467,152	0.66	0.30 - 0.75	23.77 - 24.33
2002	1,687,000	0.65 - 0.74	1,191,844	(0.18)	0.30 - 0.75	(25.29) - (24.84)
2001	695,009	0.87 - 0.98	609,391	11.23	0.30 - 0.75	(22.00) - (21.55)
2000	246,912	1.11 - 1.25	278,762	3.80	0.30 - 0.75	(5.56) - (4.85)

MML Blend Division
2004	17,779,888	1.06 - 1.12	28,864,924	2.70	0.25 - 1.00	7.60 - 8.41
2003	17,782,949	0.97 - 3.40	27,011,793	2.63	0.25 - 1.15	4.34 - 18.41
2002	18,030,469	0.82 - 2.88	23,192,092	2.43	0.25 - 0.75	(12.19) - (11.75)
2001	17,523,655	0.93 - 3.26	27,201,644	18.92	0.25 - 0.60	(6.46) - (5.99)
2000	14,366,651	0.99 - 3.48	26,287,577	17.96	0.25 - 0.60	(0.53) - 0.02

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Emerging Growth Division
2004	1,262,834	$0.88 - $1.12	$1,078,912	-%	0.25% - 1.00%	13.52% - 14.38%
2003	835,712	0.49 - 1.40	630,875	-	0.25 - 1.15	(1.10) - 45.55
2002	422,242	0.34 - 0.53	212,711	(0.69)	0.24 - 0.75	(43.04) - (42.74)
2001	154,175	0.59 - 0.94	112,431	(0.49)	0.25 - 0.60	(16.95) - (16.54)
2000	51,472	0.71	36,379	(0.09)	0.60	(29.32)

MML Enhanced Index Core Equity Division
2004	90,372	1.16 - 1.34	115,465	2.20	0.25 - 1.00	9.79 - 10.61
2003	4,992	0.77 - 1.21	6,032	3.05	0.65 - 1.15	(23.30) - 21.49

MML Equity Division
2004	51,769,338	1.05 - 1.22	94,499,780	2.12	0.25 - 1.00	14.69 - 15.56
2003	50,182,762	0.78 - 3.80	80,954,021	1.83	0.25 - 1.15	6.43 - 27.17
2002	47,130,554	0.61 - 2.99	63,191,764	2.46	0.25 - 0.75	(20.30) - (16.33)
2001	41,460,228	0.77 - 3.73	74,355,450	28.64	0.25 - 0.75	(15.47) - (14.93)
2000	34,137,297	0.91 - 4.40	79,359,169	8.98	0.25 - 0.75	2.09 - 4.78

MML Equity Index Division
2004	93,376,410	0.87 - 1.16	122,804,884	1.75	0.25 - 1.00	9.50 - 10.32
2003	102,659,259	0.77 - 1.82	126,991,372	1.58	0.25 - 1.15	6.23 - 27.99
2002	86,851,896	0.60 - 1.42	88,054,517	0.98	0.25 - 0.75	(23.05) - (22.48)
2001	32,949,594	0.78 - 1.48	32,653,466	0.64	0.25 - 0.75	(12.91) - (12.40)
2000	20,143,779	0.89 - 1.69	23,585,045	0.49	0.25 - 0.75	(11.27) - (9.43)

MML Growth Equity Division
2004	3,049,364	0.62 - 1.07	2,223,682	0.51	0.25 - 1.00	3.84 - 4.62
2003	2,515,462	0.54 - 1.16	1,748,960	0.02	0.25 - 1.15	3.23 - 22.59
2002	1,811,188	0.44 - 0.61	1,010,111	(0.68)	0.25 - 0.75	(28.55) - (28.20)
2001	748,944	0.62 - 0.86	571,186	(0.46)	0.25 - 0.75	(25.95) - (25.38)
2000	103,232	0.89	92,122	50.94	0.25 - 0.55	(10.77) - (10.60)

MML Inflation-Protected Bond Division
2004	1,422,409	1.07 - 1.16	1,627,663	5.14	0.25 - 1.00	5.19 - 5.98
2003	373,385	0.79 - 1.09	404,629	2.75	0.25 - 1.15	(20.84) - 6.57
2002	27,316	1.02	27,870	1.13	0.24 - 0.55	2.91 - 2.98

MML Large Cap Value Division
2004	4,754,624	1.15 - 1.18	5,225,937	0.83	0.25 - 1.00	10.73 - 11.57
2003	3,592,899	0.91 - 1.25	3,550,129	0.92	0.25 - 1.15	6.62 - 29.26
2002	2,039,994	0.71 - 0.80	1,572,743	0.32	0.25 - 0.75	(16.86) - (16.44)
2001	616,131	0.85 - 0.95	564,539	0.28	0.25 - 0.60	(11.82) - (11.38)
2000	96,353	0.96	92,430	0.27	0.60	(4.07)

MML Managed Bond Division
2004	27,506,791	1.05 - 1.39	48,735,262	5.02	0.25 - 1.00	3.43 - 4.21
2003	22,684,553	1.02 - 3.12	34,911,266	5.14	0.25 - 1.15	1.96 - 5.33
2002	23,370,778	1.12 - 2.97	37,247,077	6.14	0.25 - 0.75	7.60 - 8.13
2001	15,504,303	1.04 - 2.75	24,737,482	5.56	0.25 - 0.75	7.08 - 7.62
2000	19,907,671	1.08 - 2.56	31,898,291	5.33	0.25 - 0.75	8.85 - 11.19

MML Money Market Division
2004	21,109,347	1.00 - 1.10	23,575,100	0.80	0.25 - 1.00	(0.21) - 0.54
2003	18,648,636	1.00 - 1.93	20,673,190	0.62	0.25 - 1.15	(0.07) - 0.37
2002	23,842,095	1.02 - 1.93	28,873,441	0.75	0.25 - 0.75	0.00 - 1.04
2001	17,399,226	1.02 - 1.91	21,541,806	3.10	0.25 - 0.55	2.89 - 3.41
2000	15,632,531	1.04 - 1.85	21,076,644	5.47	0.25 - 0.55	3.98 - 6.03

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML OTC 100 Division
2004	1,130,679	$0.87 - $1.13	$930,681	0.75%	0.25% - 1.00%	9.27% - 10.09%
2003	788,629	0.74 - 1.32	592,489	-	0.25 - 1.15	(20.71) - 48.26
2002	459,805	0.50 - 0.53	232,801	(0.30)	0.25 - 0.75	(38.15) - (37.98)
2001	3,330,783	0.38 - 0.86	1,327,242	(0.30)	0.30 - 0.55	(33.61) - (33.41)
2000	-		-

MML Small Cap Equity Division
2004	7,235,130	1.18 - 1.48	10,325,472	2.28	0.25 - 1.00	15.20 - 16.06
2003	6,680,080	1.02 - 1.48	8,274,682	0.22	0.25 - 1.15	2.01 - 30.97
2002	5,016,671	0.88 - 1.13	4,818,877	(0.32)	0.25 - 0.75	(12.59) - (12.06)
2001	2,579,036	1.00 - 1.29	2,931,759	0.20	0.25 - 0.75	2.58 - 3.10
2000	907,352	0.97 - 1.26	1,053,178	0.84	0.25 - 0.75	7.15 - 13.63

MML Small Cap Growth Equity Division
2004	3,831,352	0.92 - 1.15	4,096,525	-	0.25 - 1.00	12.13 - 12.97
2003	3,061,530	0.75 - 1.36	2,890,805	-	0.25 - 1.15	2.82 - 48.18
2002	2,167,483	0.50 - 0.68	1,364,742	(0.67)	0.25 - 0.75	(27.54) - (26.35)
2001	840,929	0.69 - 0.93	701,508	(0.05)	0.25 - 0.60	(13.36) - (12.93)
2000	85,323	0.86	73,017	25.26	0.25 - 0.55	(14.43) - (14.26)

MML Small Company Opportunities Division
2004	438,129	1.24 - 1.63	698,905	11.73	0.25 - 1.00	17.63 - 18.51
2003	109,419	1.06 - 1.37	146,955	10.02	0.55 - 1.15	5.64 - 37.18

Oppenheimer Aggressive Growth Division
2004	27,147,269	0.58 - 1.18	37,035,548	-	0.25 - 1.00	18.59 - 19.48
2003	25,274,835	0.48 - 1.83	29,720,811	-	0.25 - 1.15	(0.52) - 25.28
2002	26,992,018	0.39 - 1.47	27,764,548	0.22	0.25 - 0.75	(28.54) - (27.97)
2001	26,266,478	0.54 - 2.04	41,358,680	15.11	0.25 - 0.75	(32.02) - (31.44)
2000	18,715,259	0.78 - 2.98	45,812,365	3.09	0.25 - 0.75	(21.89) - (11.24)

Oppenheimer Balanced Division
2004	1,747,554	1.50 - 2.25	2,683,222	0.94	0.30 - 0.75	9.28 - 9.77
2003	1,450,163	1.30 - 2.05	2,022,633	2.60	0.30 - 0.75	24.02 - 24.58
2002	2,028,527	1.04 - 1.64	2,698,777	4.27	0.30 - 0.75	(11.15) - (10.70)
2001	2,169,987	1.17 - 1.84	3,300,864	6.60	0.30 - 0.75	1.47 - 1.92
2000	1,206,703	1.15 - 1.81	1,816,826	10.19	0.30 - 0.75	5.65 - 6.44

Oppenheimer Bond Division
2004	6,791,936	1.07 - 1.39	8,865,167	4.33	0.25 - 1.00	4.44 - 5.23
2003	6,014,636	1.02 - 1.65	7,531,796	4.94	0.25 - 1.15	2.37 - 6.51
2002	8,145,220	1.11 - 1.55	10,904,980	6.76	0.25 - 0.75	8.21 - 8.75
2001	5,677,908	1.03 - 1.43	7,417,769	5.41	0.25 - 0.75	6.98 - 7.52
2000	2,919,019	1.04 - 1.33	3,578,433	6.91	0.25 - 0.75	5.31 - 6.10

Oppenheimer Capital Appreciation Division
2004	39,081,354	0.80 - 1.12	50,567,724	0.31	0.25 - 1.00	5.87 - 6.67
2003	36,383,743	0.75 - 2.57	48,581,710	0.36	0.25 - 1.15	5.52 - 30.62
2002	34,490,586	0.58 - 1.97	41,041,331	0.11	0.25 - 0.75	(27.61) - (27.04)
2001	26,289,539	0.79 - 2.70	49,259,411	9.25	0.25 - 0.75	(13.33) - (12.80)
2000	17,898,542	0.91 - 3.09	44,415,226	5.77	0.25 - 0.75	(9.45) - (0.23)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2004	28,410,871	$1.11 - $1.28	$52,392,622	1.20%	0.25% - 1.00%	17.98% - 18.87%
2003	24,535,566	0.92 - 2.63	39,412,655	0.72	0.25 - 1.15	8.33 - 42.66
2002	27,089,663	0.64 - 1.85	36,550,942	0.09	0.25 - 0.75	(22.88) - (22.33)
2001	21,866,147	0.83 - 2.38	41,915,667	13.09	0.25 - 0.75	(12.79) - (12.26)
2000	15,938,535	0.95 - 2.71	37,005,315	12.66	0.25 - 0.75	(5.45) - 5.09

Oppenheimer High Income Division
2004	7,975,065	1.11 - 1.30	10,973,027	5.15	0.25 - 1.00	7.88 - 8.70
2003	7,365,307	1.03 - 1.80	9,570,904	5.57	0.25 - 1.15	3.09 - 23.65
2002	8,823,194	0.94 - 1.46	10,924,408	9.48	0.25 - 0.75	(3.15) - (2.64)
2001	5,019,571	0.97 - 1.50	6,312,246	10.06	0.25 - 0.75	1.21 - 1.71
2000	3,485,465	0.96 - 1.47	4,526,973	10.73	0.30 - 0.75	(4.46) - (2.57)

Oppenheimer International Growth Division
2004	4,567,593	1.06 - 1.24	5,192,020	1.32	0.25 - 1.00	16.68 - 17.56
2003	3,228,425	0.84 - 1.53	3,214,648	1.24	0.25 - 1.15	(10.14) - 52.91
2002	2,237,278	0.56 - 0.81	1,569,562	(0.03)	0.25 - 0.75	(29.26) - (28.81)
2001	1,367,419	0.79 - 1.14	1,482,280	16.56	0.30 - 0.75	(25.06) - (24.61)
2000	898,008	1.35 - 1.52	1,345,294	14.61	0.30 - 0.75	(10.10) - (9.43)

Oppenheimer Main Street Division
2004	14,935,472	0.91 - 1.14	15,778,180	0.81	0.25 - 1.00	8.37 - 9.19
2003	13,329,573	0.82 - 2.30	13,301,053	0.89	0.25 - 1.15	5.64 - 26.40
2002	15,280,533	0.65 - 1.82	16,175,461	0.35	0.25 - 0.75	(19.55) - (19.00)
2001	10,021,742	0.81 - 2.25	13,640,099	0.06	0.25 - 0.75	(10.91) - (5.12)
2000	5,066,089	0.90 - 2.52	8,527,497	4.71	0.25 - 0.75	(9.78) - (8.78)

Oppenheimer Main Street® Small Cap Division
2004	1,635,315	1.83 - 1.85	3,003,142	-	0.30 - 0.75	18.53 - 19.06
2003	1,102,442	1.53 - 1.55	1,701,236	-	0.30 - 0.75	43.28 - 43.93
2002	4,105,545	1.07 - 1.08	4,429,243	(0.39)	0.30 - 0.75	(16.50) - (16.05)
2001	1,850,511	1.28 - 1.29	2,378,185	(0.43)	0.30 - 0.75	(1.11) - (0.66)
2000	1,095,864	1.29 - 1.30	1,419,382	3.38	0.30 - 0.75	(18.95) - (18.34)

Oppenheimer Money Division
2004	21,261,523	1.21 - 1.39	24,941,893	0.97	0.30 - 0.75	0.23 - 0.68
2003	24,329,314	1.14 - 1.38	29,446,943	0.80	0.30 - 0.75	0.04 - 0.49
2002	35,027,179	1.13 - 1.37	44,477,532	0.97	0.30 - 0.75	0.00 - 72.00
2001	26,451,394	1.12 - 1.36	32,601,887	3.01	0.30 - 0.75	3.10 - 3.55
2000	13,093,343	1.09 - 1.31	15,045,974	5.50	0.30 - 0.75	5.36 - 6.26

Oppenheimer Strategic Bond Division
2004	5,791,920	1.11 - 1.46	8,791,997	4.72	0.25 - 1.00	7.59 - 8.40
2003	5,139,985	1.03 - 1.83	7,480,486	5.60	0.25 - 1.15	3.13 - 17.78
2002	4,889,280	1.10 - 1.56	6,407,010	8.10	0.25 - 0.75	6.64 - 7.18
2001	5,728,746	1.03 - 1.45	7,678,691	5.53	0.25 - 0.75	4.06 - 4.58
2000	4,724,568	1.02 - 1.39	6,204,822	7.02	0.25 - 0.75	1.87 - 2.63

Panorama Growth Division
2004	1,394,609	0.83 - 0.85	1,188,894	1.02	0.60 - 0.75	8.38 - 8.54
2003	1,514,397	0.76 - 0.79	1,190,482	1.12	0.60 - 0.75	25.86 - 26.05
2002	1,628,442	0.61 - 0.63	1,014,436	0.21	0.60 - 0.75	(19.72) - (19.57)
2001	1,547,416	0.75 - 0.78	1,199,006	0.44	0.60 - 0.75	(11.36) - (11.21)
2000	1,323,577	0.85 - 0.88	1,157,976	21.87	0.60 - 0.75	(13.31) - (12.66)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Panorama Total Return Division
2004	1,075,988	$0.99 - $1.06	$1,144,611	1.99%	0.60% - 0.75%	8.65% - 8.81%
2003	1,101,152	0.91 - 0.98	1,078,249	3.34	0.60 - 0.75	20.19 - 20.37
2002	1,446,958	0.76 - 0.81	1,159,819	2.60	0.60 - 0.75	(15.20) - (15.05)
2001	1,387,287	0.89 - 0.96	1,311,147	3.41	0.60 - 0.75	(7.69) - (7.54)
2000	1,412,651	0.96 - 1.04	1,448,098	12.34	0.60 - 0.75	(3.23) - (2.51)

Scudder VIT Small Cap Index Division
2004	3,249,324	1.22 - 1.29	4,323,531	0.41	0.25 - 1.00	16.59 - 17.46
2003	2,617,934	1.04 - 1.40	2,976,472	0.76	0.25 - 1.15	4.47 - 46.06
2002	1,382,472	0.75 - 0.79	1,076,016	0.59	0.25 - 0.75	(21.18) - (20.78)
2001	387,219	0.95 - 1.00	376,515	10.63	0.25 - 0.55	1.31 - 1.81
2000	64,680	0.93	60,358	0.92	0.25 - 0.55	(6.71) - (6.53)

T. Rowe Price Blue Chip Growth Division
2004	806,923	1.14 - 1.31	1,039,044	0.85	0.25 - 1.00	7.60 - 8.41
2003	280,707	1.06 - 1.21	335,792	0.31	0.55 - 1.15	6.17 - 20.61

T. Rowe Price Equity Income Division
2004	1,449,917	1.22 - 1.41	2,014,809	5.12	0.25 - 1.00	13.78 - 14.63
2003	406,804	1.08 - 1.23	496,163	1.57	0.25 - 1.15	7.63 - 22.71

T. Rowe Price Limited-Term Bond Division
2004	236,250	1.28	302,805	3.28	0.60	0.50
2003	231,241	1.28	294,914	3.97	0.60	3.66
2002	122,868	1.23	151,171	4.33	0.60	4.82
2001	184,151	1.17	216,197	4.81	0.60	7.87
2000	67,773	1.09	73,780	4.03	0.60	9.25

T. Rowe Price Mid-Cap Growth Division
2004	23,243,032	1.22 - 1.27	33,394,627	-	0.25 - 1.00	17.17 - 18.05
2003	20,748,660	1.01 - 1.55	25,715,635	-	0.25 - 1.15	3.93 - 38.21
2002	15,780,021	0.73 - 1.12	14,304,655	(0.56)	0.25 - 0.75	(22.00) - (21.45)
2001	11,137,534	0.94 - 1.43	13,488,959	(0.50)	0.25 - 0.75	(1.67) - (1.17)
2000	5,339,001	0.95 - 1.45	6,580,425	1.78	0.25 - 0.75	(5.06) - 7.41

T. Rowe Price New America Growth Division
2004	1,034,953	0.87 - 1.04	920,851	0.06	0.30 - 0.75	10.06 - 10.55
2003	772,165	0.79 - 0.94	627,164	-	0.30 - 0.75	34.10 - 34.70
2002	708,570	0.59 - 0.70	430,066	(0.68)	0.30 - 0.75	(29.06) - (28.61)
2001	616,681	0.83 - 0.98	527,626	1.03	0.30 - 0.75	(12.72) - (12.27)
2000	548,426	0.95 - 1.12	534,287	14.67	0.30 - 0.75	(11.29) - (10.62)

Templeton Foreign Securities Division
2004	3,916,257	1.09 - 1.25	4,303,349	1.03	0.25 - 1.00	17.35 - 18.23
2003	2,919,234	0.91 - 1.32	2,719,055	1.69	0.25 - 1.15	6.75 - 32.05
2002	1,882,949	0.69 - 0.74	1,329,541	0.91	0.25 - 0.75	(19.17) - (18.76)
2001	1,021,957	0.86 - 0.88	887,171	21.93	0.25 - 0.55	(16.62) - 16.21)
2000	385,829	1.03	396,108	(0.30)	0.25 - 0.55	2.66 - 2.87

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.
[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through a redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
These charges are assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.34 per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Annual Rate: 0.25% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Loan Interest Rate Expense Charge	0.00% - 3.00% of the loan amount
These charges are assessed through a redemption of units.

Rider Charges:
These charges are assessed through a redemption of units.
A. Additional Insurance	$0.01 to $83.33 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

B. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.11 to $0.32 per $100 of specified benefit amount

C. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

D. Other Insured	$0.00 to $83.33 per $1,000 of insurance risk

E. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

F. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified benefit amount

G. Accidental Death Benefit	$0.06591- $0.12929 per $1,000 of coverage

H. Death Benefit Guarantee	$0.01 per $1,000 of face amount

I. Insurability Protection	$0.043 - $0.179 per $1,000 of coverage

J. Estate Protection	$0.00 to $23.03 per $1,000 of insurance risk

K. Survivorship Term	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $0.07 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$38,493	$32,567
Common stocks	969	776
Mortgage loans	8,805	7,643
Policy loans	6,912	6,564
Real estate	1,485	1,867
Other investments	5,392	4,939
Cash, cash equivalents and short-term investments	2,296	6,535

Total invested assets	64,352	60,891

Accrued investment income	747	775
Other assets	1,113	1,135

Total assets excluding separate accounts	66,212	62,801

Separate account assets	29,375	22,943

Total assets	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	(In Millions)
Liabilities:

Policyholders’ reserves	$50,744	$47,190
Deposit fund balances	5,047	4,791
Policyholders’ dividends	1,016	1,121
Policyholders’ claims and other benefits	242	228
Federal income taxes	339	104
Asset valuation reserves	1,140	888
Other liabilities	2,009	2,228

Total liabilities excluding separate accounts	60,537	56,550

Separate account liabilities	28,759	22,912

Total liabilities	89,296	79,462

Policyholders’ contingency reserves	6,291	6,282

Total liabilities and policyholders’ contingency reserves	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$12,500	$12,152	$10,301
Net investment income	3,838	3,870	3,755
Fees and other income	311	257	252

Total revenue	16,649	16,279	14,308

Benefits and expenses:

Policyholders’ benefits and payments	7,795	7,110	6,579
Addition to policyholders’ reserves and funds	5,827	6,105	4,735
Operating expenses	1,112	863	715
Commissions	520	548	432
State taxes, licenses and fees	107	113	93

Total benefits and expenses	15,361	14,739	12,554

Net gain from operations before dividends and federal income taxes	1,288	1,540	1,754

Dividends to policyholders	996	1,098	1,163

Net gain from operations before federal income taxes	292	442	591

Federal income tax expense (benefit)	132	(122)	(138)

Net gain from operations	160	564	729

Net realized capital gains (losses)	137	(190)	664

Net income	$297	$374	$1,393

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,282	$6,105	$5,151

Increase (decrease) due to:
Net income	297	374	1,393
Change in net unrealized capital gains (losses)	120	249	(333)
Change in net unrealized foreign exchange capital gains (losses)	39	(129)	(123)
Change in asset valuation reserves	(252)	(398)	202
Change in non-admitted assets	(246)	(238)	(146)
Change in reserve valuation basis	6	—	(57)
Change in net deferred income taxes	59	81	19
Issuance of surplus notes	—	250	—
Other	(14)	(12)	(1)

Net increase	9	177	954

Policyholders’ contingency reserves, end of year	$6,291	$6,282	$6,105

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$12,871	$12,404	$10,468
Net investment income	3,890	3,679	3,633
Benefit payments	(7,630)	(7,125)	(6,548)
Dividends paid to policyholders	(1,100)	(1,180)	(1,108)
Net transfers to separate accounts	(3,327)	(2,706)	(1,225)
Commissions, expenses and taxes paid	(1,685)	(1,512)	(1,324)

Net cash provided by operating activities	3,019	3,560	3,896

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	11,699	12,299	9,898
Common stocks	539	475	423
Mortgage loans	1,978	1,504	1,335
Real estate	703	198	325
Other investments	802	591	384

	15,721	15,067	12,365

Cost of investments acquired:
Bonds	(17,421)	(16,857)	(11,141)
Common stocks	(591)	(397)	(626)
Mortgage loans	(3,159)	(2,070)	(1,456)
Real estate	(302)	(318)	(229)
Other investments	(1,180)	(1,254)	(646)

	(22,653)	(20,896)	(14,098)
Disbursements of policy loans, net of repayments	(348)	(310)	(182)

Net cash applied in investing activities	(7,280)	(6,139)	(1,915)

Cash flows from financing and other activities:
Net deposits on deposit-type contracts	994	560	893
Surplus notes	—	250	—
Other cash (applied) provided	(972)	126	620

Net cash provided by financing and other activities	22	936	1,513

Net (decrease) increase in cash, cash equivalents and short-term investments	(4,239)	(1,643)	3,494
Cash, cash equivalents and short-term investments, beginning of year	6,535	8,178	4,684

Cash, cash equivalents and short-term investments, end of year	$2,296	$6,535	$8,178

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Policyholders’ Contingency Reserves as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, variable interest entities and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as a change in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses, minimum pension liability, and foreign currency exchange and translations are presented as comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately; and (o) certain annuity and universal life contracts are maintained in the separate accounts, whereas GAAP would report these contracts in the general assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2004 and 2003, the Company had no permitted practices. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification of Statutory Accounting Principles (“Codification”) as of December 31, 2002 is as follows:

(In Millions)
Policyholders’ contingency reserves, as reported	$6,105
Less admitted prepaid pension asset	(128)

Policyholders’ contingency reserves, Codification	$5,977

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker-dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stocks

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

Real estate transferred to separate accounts is transferred at the fair market value on the date the transaction occurs.

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow and current financial condition. Dividends are recorded in net investment income when received.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”) at its underlying GAAP net equity, adjusted for certain non-admitted assets. The Company records net investment income to the extent that dividends are paid by MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the financial statements as a short-term investment.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

In 2004, the Company entered into a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include Treasuries, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment costs are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve (“IMR”) asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company on occasion may transfer investments to seed separate investment accounts at fair market value. Realized capital gains associated with these transfers are deferred and recognized when separate account products are issued or when the separate investment account subsequently sells these transferred investments. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology using the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are established based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and on-going claims. Interest accrued on reserves has been calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $30,930 million and $29,867 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division.

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $5 million.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

o.	Deposit fund balances

Reserves for funding agreements and investment-type contracts such as guaranteed investment contracts, deposit administration, supplementary contracts, and immediate

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

participation guarantee contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends to be paid in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends due to policyholders at December 31, 2004 and 2003. Policyholders’ dividends are recorded in net income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These reverse repurchase agreements are accounted for as collateralized borrowings. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $19 million, $53 million and $44 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

3.	New accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and has elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million and resulted in a reduction in net periodic postretirement costs (“NPBC”) for the year of $3 million. Of the $3 million reduction in NPBC for 2004, $1 million is associated with the amortization of actuarial experience, and $2 million is the resulting reduction in interest costs on the APBO.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 is expected to cause a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of foreign insurance subsidiaries. Changes resulting from the adoption of this statement will be accounted for as a change in accounting principle with a corresponding charge to policyholders’ contingency reserves.

In December 2003, the Company adopted SSAP No. 89 “Accounting for Pensions.” SSAP No. 89 supercedes SSAP No. 8 “Pensions.” SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders’ contingency reserves and not as a component of net income. Accordingly, the Company reported the increase in the minimum liability included in policyholders’ contingency reserves for the year ended December 31, 2003 of $16 million.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders’ contingency reserves. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $209 million and $90 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Policyholders’ Contingency Reserves and for the year ended December 31, 2002 of $934 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,707	$237	$107	$6,837
Debt securities issued by foreign governments	120	28	—	148
Asset-backed securities	1,639	62	10	1,691
Mortgage-backed securities	4,330	165	18	4,477
State and local governments	101	7	2	106
Corporate debt securities	16,117	1,269	100	17,286
Utilities	1,163	102	5	1,260
Affiliates	2,390	26	3	2,413

	$32,567	$1,896	$245	$34,218

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$947	$959
Due after one year through five years	7,456	7,765
Due after five years through ten years	8,900	9,419
Due after ten years	10,987	11,462

	28,290	29,605
Asset and mortgage-backed securities	10,203	10,464

	$38,493	$40,069

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$3,700	$4,465	$5,772
Gross realized capital gains	84	195	96
Gross realized capital losses	114	222	273

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $62 million, $157 million and $187 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $31 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$2,628	$104	21	$55	$2	3
Debt securities issued by foreign governments	—	1	1	2	—	3
Asset-backed securities	429	13	49	63	10	33
Mortgage-backed securities	1,572	29	110	64	2	16
State and local governments	25	2	1	—	—	—
Corporate debt securities	1,676	71	183	309	29	54
Utilities	218	13	69	53	10	40
Affiliates	6	—	2	48	3	5

	$6,554	$233	436	$594	$56	154

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stocks

The cost and carrying value of common stocks, including warrants, were as follows:

	December 31,
	2004	2003
	(In Millions)
Cost	$700	$581
Gross unrealized gains	305	225
Gross unrealized losses	(36)	(30)

Carrying value	$969	$776

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$138	$91	$59
Gross realized capital losses	21	44	87

Other-than-temporary impairments on common stocks were $9 million, $26 million and $26 million during the years ended December 31, 2004, 2003 and 2002, respectively, and were included in realized capital losses.

The Company performed an analysis of the fair values and gross unrealized losses aggregated by length of time for those common stocks that have been in a continuous unrealized loss position. At December 31, 2004, of the $36 million in unrealized losses, $15 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $12 million and consisted of 49 issuers. At December 31, 2003, of the $30 million in unrealized losses, $24 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $28 million and consisted of 93 issuers.

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the common stocks and warrants do not qualify as other-than-temporarily impaired. Common stock, where the issuers are in default or not-in-good standing status, including those trading below 70% of cost for a minimum of 12 months,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are subject to quarterly review and impaired to fair value. Review for impairments on warrants are combined with the review of bonds in which they were originally issued. The Company has the ability and intent to hold the remaining securities in an unrealized loss position until a market price recovery.

At December 31, 2004, the Company had $236 million of common stock in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issue.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,805 million and $7,643 million, net of valuation allowances of $10 million and $17 million, at December 31, 2004 and 2003, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2004 and 2003.

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$595
2006	735
2007	496
2008	522
2009	568
Thereafter	3,343

Commercial mortgage loans	6,259
Residential mortgage loan pools	2,546

Total mortgage loans	$8,805

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 14.7% and from 2.4% to 14.7% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 8.0%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 81% at December 31, 2004 and 2003,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$—	$2	$5
Gross realized capital losses	4	4	4

Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses. There were no other-than-temporary impairments of mortgage loans for the year ended December 31, 2003.

At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. At December 31, 2003, the Company had two restructured loans with an amortized cost of $2 million, and a related valuation allowance of $2 million. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. There was no interest deferred to future periods for the years ended December 31, 2004 and 2003.

Activity in the valuation allowance for mortgage loans was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Balance, beginning of year	$17	$14
Provision charged to policyholders’ contingency reserves	7	5
Direct write-downs charged against allowances	(3)	(1)
Recoveries of amounts previously provided for	(11)	(1)

Balance, end of year	$10	$17

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Impaired mortgage loans with valuation allowance	$58	$103
Impaired mortgage loans without valuation allowance	—	—

Total	58	103
Less valuation allowances on impaired loans	(10)	(17)

Net carrying value of impaired mortgage loans	$48	$86

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $93 million and $103 million for the years ended December 31, 2004 and 2003, respectively. Interest income on impaired loans was $5 million, $8 million and $6 million for years ended December 31, 2004, 2003 and 2002, respectively.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$1,203	$1,128
Texas	529	569
Illinois	399	340
New York	391	351
Massachusetts	389	465
Florida	271	257
All other states and countries	3,077	2,885

Commercial mortgage loans	6,259	5,995
Residential mortgage loan pools	2,546	1,648

Total mortgage loans	$8,805	$7,643

d.	Real estate

The carrying value of real estate was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Held for the production of income	$2,119	$2,322
Accumulated depreciation	(623)	(700)
Encumbrances	(206)	(35)

Held for the production of income, net	1,290	1,587

Held for sale	138	269
Accumulated depreciation	(30)	(59)
Valuation reserves	(15)	(5)

Held for sale, net	93	205

Occupied by the Company	213	180
Accumulated depreciation	(111)	(105)

Occupied by the Company, net	102	75

Total real estate	$1,485	$1,867

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $16 million and $111 million at December 31, 2004 and 2003, respectively. None of the properties which are non-income producing real estate were under construction or major renovation at December 31, 2004 or 2003.

Depreciation expense on real estate was $103 million, $107 million and $102 million for the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. Gains related to the transfer were deferred. The deferred gain is recognized as the Company’s ownership is redeemed or when the separate investment account sells the underlying real estate during the normal course of business. As of December 31, 2004 the Company had a deferred gain of $159 million related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$146	$13	$122
Gross realized capital losses	23	4	4

Impairments on real estate for the year ended December 31, 2004, were $2 million and were included in realized capital losses. Impairments on real estate for the years ended December 31, 2003 and 2002, were less than $1 million.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$1,829	$1,402
Derivative financial instruments	1,478	1,671
Common stock of unconsolidated subsidiaries and affiliates	1,921	1,671
Preferred stocks	161	165
Other	3	30

Total other investments	$5,392	$4,939

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$28	$24	$11
Gross realized capital losses	65	33	38

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $49 million, $32 million and $37 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$2,089	$1,966	$2,028
Common stocks	30	20	12
Mortgage loans	578	530	535
Policy loans	507	505	497
Real estate	280	290	323
Derivative financial instruments	373	451	396
Cash, cash equivalents and short-term investments	111	132	135
Other investments	266	303	174

Gross investment income	4,234	4,197	4,100
Amortization of IMR	34	117	56
Net gain from separate accounts	11	—	—
Less investment expenses	(441)	(444)	(401)

Total net investment income	$3,838	$3,870	$3,755

g.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(30)	$(27)	$(177)
Common stocks	117	47	(28)
Mortgage loans	(4)	(2)	1
Real estate	123	9	118
Derivative financial instruments - closed	(28)	(214)	(88)
Other investments	(39)	(56)	(149)
Federal and state taxes	(21)	—	9

	118	(243)	(314)

Derivative financial instruments mark-to-market	—	—	934

Net realized capital gains (losses) before deferral to IMR	118	(243)	620

Net losses deferred to IMR	28	82	66
Less taxes on net deferred losses	(9)	(29)	(22)

Net after tax losses deferred to IMR	19	53	44

Total net realized capital gains (losses)	$137	$(190)	$664

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Securities lending

As of December 31, 2004, securities with a fair value of $2,026 million were on loan under the program. Collateral, in the form of securities, of $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2004.

i.	Repurchase and reverse repurchase agreements

At December 31, 2004, the Company had repurchase agreements outstanding with a total carrying value of $28 million. The maturities of these agreements ranged from January 13, 2005 through January 25, 2005, while the interest rates ranged from 2.4% to 2.5%. The outstanding amount at December 31, 2004 was collateralized by bonds with a fair value of $28 million. There were no repurchase agreements at December 31, 2003.

At December 31, 2004 and 2003, the Company had reverse repurchase agreements outstanding with total carrying values of $52 million and $188 million, respectively. At December 31, 2004, the maturities of these agreements ranged from January 12, 2005 through February 4, 2005, while the interest rates ranged from 2.0% to 2.5%. The outstanding amounts at December 31, 2004 and 2003 were collateralized by bonds with a fair value of $51 million and $192 million, respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and asset and equity swaps to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $1,358 million and $1,579 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $152 million and $181 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,295	$2	$247
Currency, asset and equity swaps	379	1,042	68	264
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures – short positions	—	64	—	—
Financial futures – long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,222	$26,784	$6	$537
Currency, asset and equity swaps	302	909	40	290
Options	102	5,175	—	—
Interest rate caps and floors	10	1,000	—	—
Forward commitments	35	3,141	7	40
Financial futures – short positions	—	549	—	—

Total	$1,671	$37,558	$53	$867

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$38,493	$40,069	$32,567	$34,218
Common stocks	969	969	776	776
Preferred stocks	161	170	165	174
Mortgage loans	8,805	9,152	7,643	8,152
Policy loans	6,912	6,912	6,564	6,564
Derivative financial instruments	1,478	1,478	1,671	1,671
Cash, cash equivalents and short-term investments	2,296	2,296	6,535	6,535

Financial liabilities:
Derivative financial instruments	76	76	53	53
Funding agreements	3,651	3,741	3,405	3,511
Investment-type insurance contracts	11,150	11,193	10,398	10,391

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $148 million and $165 million, net of accumulated depreciation of $274 million and $230 million, at December 31, 2004 and 2003, respectively. Depreciation expense on fixed assets for the years ended December 31, 2004, 2003 and 2002 was $59 million, $63 million, and $55 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2004 (in millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $34 million and $27 million was approved and paid in 2004, 2003 and 2002, respectively.

9.	Related party transactions

The Company has management and service contracts and cost sharing arrangements with various unconsolidated subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to unconsolidated subsidiaries and affiliates were $151 million, $155 million and $194 million for 2004, 2003 and 2002, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $113 million in 2004, $121 million in 2003, and $162 million in 2002.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to its customers that select investment options that invest in mutual funds managed by these affiliates. For the years ended December 31, 2004 and 2003, revenue of $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Total fees for such services were $147 million, $132 million and $116 million for 2004, 2003 and 2002, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $8 million and $9 million for 2004, 2003 and 2002, respectively.

In 2003, the Company entered into a modified coinsurance agreement with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under this agreement was $40 million in 2004 and $41 million in 2003. Fees and other income included $6 million and $40 million of expense allowances in 2004 and 2003, respectively. Total policyholders’ benefits assumed were $14 million and $12 million in 2004 and 2003, respectively. A modified coinsurance adjustment of $16 million and $17 million from the Company to its Japanese affiliate was recorded in 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $168 million in 2004, $239 million in 2003 and $153 million in 2002. Fees and other income include an $86 million, $104 million and $98 million expense allowance in 2004, 2003 and 2002, respectively. Total policyholders’ benefits incurred on these agreements were $92 million in 2004, $62 million in 2003 and $46 million in 2002. A modified coinsurance adjustment of $40 million, $37 million and $37 million was received from Bay State and C.M. Life in 2004, 2003 and 2002, respectively. In 2004, 2003 and 2002 experience refunds of $16 million, $16 million and $6 million, respectively, were paid to Bay State and C.M. Life. Effective November 1, 2004, the Company terminated its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity policyholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $118 million, $117 million and $256 million in 2004, 2003 and 2002, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions receivable of approximately $1 million as of December 31, 2004 and 2003 and received commissions of $5 million, $9 million and $5 million from C.M. Life for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company had outstanding amounts due to affiliates Babson Capital of $23 million at 4.5% and $16 million at 4.7% and Cornerstone Real Estate Advisers LLC of $4 million at 4.5% and $3 million at 5.0% at December 31, 2004 and 2003, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million through December 31, 2004 and less than $1 million through December 31, 2003.

10.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $797 million.

Premium ceded to unaffiliated insurers were $378 million, $328 million and $277 million and reinsurance recoveries were $166 million, $187 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $928 million and $708 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $50 million and $47 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 39% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities. Additionally, dividend payments from other subsidiaries are limited to their retained earnings.

For domestic insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $411 million at December 31, 2004 is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in its operations and believes such continued reinvestment in the future will be adequate to meet any foreseeable capital requirements.

In 2004, 2003 and 2002, the Company received $100 million, $150 million and $100 million, respectively, in dividends from MMHLLC. At December 31, 2004 MMHLLC had retained earnings of $361 million. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $2,493 million and $2,270 million at December 31, 2004 and 2003, respectively. The Company received interest income on MMHLLC debt of $88 million, $132 million and $120 million in 2004, 2003 and 2002, respectively.

In 2004, 2003 and 2002, the Company contributed additional paid-in capital of $30 million, $256 million, and $255 million, respectively, to unconsolidated subsidiaries, principally MMHLLC and C.M. Life.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$2,295	$1,946	$2,336
Net income	72	105	16
Assets	13,299	11,690	9,994
Liabilities	12,680	11,081	9,446

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$4,214	$3,230	$3,026
Net income	342	274	22
Assets	19,608	14,824	12,924
Liabilities	18,042	13,557	12,055

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$26,936	2.5% - 6.0%	$25,827	2.5% - 6.0%
Group annuities	9,006	2.3% - 11.3%	8,348	2.3% - 11.3%
Group life	7,973	2.5% - 4.5%	6,958	2.5% - 4.5%
Individual annuities	2,617	2.3% - 11.3%	2,297	2.3% - 11.3%
Disabled life claim reserves	1,591	3.0% - 6.0%	1,515	3.0% - 6.0%
Individual universal and variable life	1,136	3.5% - 6.0%	846	3.5% - 6.0%
Guaranteed investment contracts	819	2.5% - 13.0%	751	2.3% - 15.2%
Disability active life reserves	513	3.0% - 6.0%	504	3.0% - 6.0%
Other	153	2.5% - 4.5%	144	2.5% - 4.5%

Total	$50,744		$47,190

b.	Deposit fund balances

The following table summarizes deposit fund balances and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$3,651	1.2% - 10.2%	$3,481	1.2% - 13.0%
Dividend accumulations	614	4.6% - 5.1%	611	4.6% - 5.6%
Supplementary contracts	631	2.5% - 8.0%	544	3.0% - 7.0%
Other	151	4.0% - 5.0%	155	4.0% - 5.0%

Total	$5,047		$4,791

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Funding agreements

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by an unconsolidated affiliated trust are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. As of December 31, 2004, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic non-qualified market. The terms of the agreements in general do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. As of December 31, 2004, approximately $146 million can be surrendered with a market-value adjustment. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

As of December 31, 2004, the Company’s maturity schedule for investment contract liabilities was as follows:

	Funding Agreements	Traditional GICs	Total
	(In Millions)
2005	$553	$182	$735
2006	814	122	936
2007	517	150	667
2008	305	93	398
2009	479	265	744
Thereafter	983	7	990

Total	$3,651	$819	$4,470

d.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2004	2003
	(In Millions)
Claim reserves, beginning of year	$1,642	$1,610
Less reinsurance recoverables	(79)	(55)

Net claim reserves, beginning of year	1,563	1,555

Claims paid related to:
Current year	(7)	(9)
Prior years	(240)	(228)

Total claims paid	(247)	(237)

Incurred related to:
Current year’s incurred	173	185
Current year’s interest	4	4
Prior years’ incurred	39	(17)
Prior years’ interest	73	73

Total incurred	289	245

Adjustments to policyholders’ contingency reserves	19	—

Net claim reserves, end of year	1,624	1,563
Plus reinsurance recoverables	98	79

Claim reserves, end of year	$1,722	$1,642

The adjustments to policyholders’ contingency reserves in accordance with statutory accounting principles are due to corrections related to reinsurance credits applied to disability income claims and data within the disability income reserving system, which were partially offset by reserve methodology refinements.

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the table above. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2004	2003
	(In Millions)
Disabled life claim reserves	$1,591	$1,515
Accrued claim liabilities	33	48

Net claim reserves, end of year	$1,624	$1,563

13.	Postretirement and benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plan

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated on the greater of a formula based on either final average earnings and length of service or the cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $21 million, $18 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2004 and 2003, the net unfunded accumulated benefit obligation was $247 million and $266 million, respectively, for employees and agents eligible to retire or currently retired and $39 million and $37 million, respectively, for participants not eligible to retire.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“the Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In December 2004, the NAIC issued Interpretation 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” providing final guidance on accounting for the Act. The Company recorded the effects of the subsidy in measuring net periodic postretirement benefit cost for the twelve months ended December 31, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million. The Company has not incurred a reduction in current gross benefit payments and expects to receive subsidy payments beginning in 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Prepaid benefit costs are non-admitted. Accrued benefit costs are included in other liabilities in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,126	$986	$282	$261
Service cost	34	27	5	5
Interest cost	66	65	15	17
Medicare prescription direct subsidy	—	—	(33)	—
Actuarial loss	32	11	9	14
Benefits paid	(61)	(58)	(27)	(20)
Contribution by plan participants	—	—	7	5
Change in actuarial assumptions	—	95	—	—

Benefit obligation, end of year	$1,197	$1,126	$258	$282

Change in plan assets:
Fair value of plan assets, beginning of year	$964	$846	$16	$16
Actual return on plan assets	115	115	—	—
Employer contribution	53	61	15	15
Benefits paid	(61)	(58)	(27)	(20)
Contributions by plan participants	—	—	7	5

Fair value of plan assets, end of year	$1,071	$964	$11	$16

Funded status:	$(126)	$(162)	$(247)	$(266)
Unrecognized net actuarial loss	451	487	36	60
Remaining net obligation at initial date of application	7	8	42	48
Effect of fourth quarter activity	3	3	4	6

Subtotal net amount recognized	335	336	$(165)	$(152)

Less assets non-admitted	480	475

Net amount recognized	$(145)	$(139)

Benefit obligation for non-vested employees	$31	$24	$39	$37

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$473	$467	$—	$—
Intangible assets	7	8	—	—
Less assets non-admitted	480	475	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(189)	(173)	(165)	(152)
Policyholders’ contingency reserves	44	34	—	—

Net amount recognized	$(145)	$(139)	$(165)	$(152)

The accumulated benefit obligation for all defined benefit pension plans was $1,130 million and $1,065 million at December 31, 2004 and 2003, respectively.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2004	2003
	(In Millions)
Projected benefit obligation	$197	$187
Accumulated benefit obligation	189	173
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2004 and 2003 and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$34	$27	$5	$6
Interest cost	66	65	15	17
Expected return on plan assets	(76)	(79)	—	(1)
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized (gains) and losses	27	12	1	1

Total net periodic (benefit) cost	$52	$26	$26	$28

Increase in minimum liability included in policyholders’ contingency reserves	$9	$16	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at September 30, 2004 and 2003 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
Weighted-average assumptions:
Discount rate	6.00%	6.00%	6.00%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Long-term rate of return on assets	8.00%	8.00%	3.00%	6.00%
Health care cost trend rate	—	—	9.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2008 and 2007, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2004:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$1
Effect on other postretirement benefit obligation	16	15

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	Actual 2004	2004 Target Ranges	Actual 2003
Domestic equity	54%	45.0% - 55.0%	54%
International equity	11	7.5% - 12.5%	11
Domestic fixed income	27	25.0% - 35.0%	27
Alternative investments	8	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2004 and 2003, pension plan assets of $1,150 million and $1,035 million, respectively, are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

During 2003, an asset/liability study was performed that resulted in a rebalancing of the portfolio and newly targeted asset allocation ranges.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	2004	2003
Domestic fixed income	50%	42%
Cash and cash equivalents	50	58

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $14 million to meet its expected obligations under its nonqualified pension plans and $19 million to its other postretirement benefit plan in 2005.

The expected future benefit payments and Medicare prescription direct subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2005	$58	$19	$—
2006	60	20	2
2007	63	22	2
2008	66	23	2
2009	69	24	2
Years 2010-2014	404	140	14

The net expense charged to operations for all employee benefit plans was $160 million, $132 million and $87 million for the years ended December 31, 2004, 2003 and 2002, respectively.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$2,246	$2,013
Total deferred tax liabilities	(1,244)	(1,215)

Net deferred tax asset	1,002	798
Deferred tax assets non-admitted	(607)	(427)

Net admitted deferred tax asset	$395	$371

(Increase) decrease in non-admitted asset	$(180)	$52

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense (benefit)	$122	$(132)	$(144)
Foreign income tax expense	10	10	6

	132	(122)	(138)
Federal income tax expense (benefit) on net capital gains (losses)	21	—	(9)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Reserve items	$615	$574
Policy acquisition costs	422	389
Non-admitted assets	250	244
Policyholder dividend related items	212	234
Investment items	196	208
Unrealized investment losses	169	62
Pension and compensation related items	154	166
Other	228	136

Total deferred tax assets	2,246	2,013
Non-admitted deferred tax assets	(607)	(427)

Admitted deferred tax assets	1,639	1,586

Deferred tax liabilities:
Unrealized investment gains	611	649
Investment items	224	162
Deferred and uncollected premium	175	177
Pension items	167	162
Other	67	65

Total deferred tax liabilities	1,244	1,215

Net admitted deferred tax assets	$395	$371

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$233	$(31)
Change in deferred tax liabilities	(29)	(172)

Increase (decrease) in deferred tax asset	204	(203)
Tax effect of unrealized (losses) gains	(145)	284

Increase in net deferred income tax	$59	$81

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$151	$70	$421
Policyholder dividends	52	(34)	(174)
Investment items	(51)	(138)	(58)
Tax credits	(46)	(38)	(36)
Non-admitted assets	(6)	(52)	(179)
Other	(6)	(11)	(11)

Total	$94	$(203)	$(37)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)
Change in net deferred income taxes	(59)	(81)	110

Total statutory income taxes	$94	$(203)	$(37)

During the year ended December 31, 2004, the Company received federal income tax refunds in the amount of $85 million. During the years ended December 31, 2003 and 2002, the Company paid federal income taxes in the amounts of $107 million and $195 million, respectively. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $5 million in 2004, $101 million in 2003, and $75 million in 2002.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Given the absence of data from the United States Internal Revenue Service (“IRS”) needed to calculate the 2004 limitation, an estimate based on the actual limitation from prior years has been used.

The American Jobs Creation Act of 2004, enacted October 22, 2004, allows a deduction of 85% of certain foreign earnings that are repatriated by December 31, 2005. The Company does not expect to be able to complete its evaluation of this provision until Congress or the Treasury Department provides additional guidance. The range of amounts that the Company may repatriate under this provision is between zero and $85 million. The related range of income tax is between zero and $5 million.

The Company plans to file its 2004 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2000. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, the Medium-Term Note Program and international operations. The Company mitigates its currency exposures related to the Medium-Term Note Program and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $32 million, $39 million and $34 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum lease commitments are as follows:

(In Millions)
2005	$32
2006	29
2007	25
2008	21
2009	13
Thereafter	19

Total	$139

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

e.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2004 and 2003, the Company had approximately $1,325 million and $925 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2004 and 2003, the Company had approximately $46 million and $68 million of outstanding letters of credit, respectively. At December 31, 2004 and 2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $1,069 million, $567 million and $1,388 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2004 and 2003, the Company had no outstanding obligations attributable to these commitments and guarantees.

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,691	17%
At book value less current surrender charge of 5% or more	392	1
At fair value	26,489	59

Subtotal	34,572	77
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,483	5
Not subject to discretionary withdrawal	7,924	18

Total	$44,979	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,006
Policyholders’ reserves - individual annuities	2,617
Policyholders’ reserves - guaranteed interest contracts	819
Deposit fund balances	5,047

Subtotal	17,489
Separate Account Annual Statement:
Annuities	26,480
Other contract deposit funds and guaranteed interest contracts	1,010

Subtotal	27,490

Total	$44,979

b.	Separate accounts

Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2004 is as follows:

	Guaranteed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$1,000	$4,942	$5,942

Reserves:
For accounts with assets at:
Fair value	$1,474	$27,080	$28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,001	$—	$1,001
At book value without fair value adjustment and current surrender charge of 5% or more	—	345	345
At fair value	473	26,687	27,160
At book value without fair value adjustment and with current surrender charge less than 5%	—	48	48

Subtotal	1,474	27,080	28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2004, net transfers to separate accounts of $2,267 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $3,267 million, which includes $1,000 million of net deposits on deposit liabilities transferred to separate accounts.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $1,125 million, $944 million and $562 million for the years ended December 31, 2004, 2003 and 2002, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; and (3) the conversion of bonds to stocks of $29 million, $293 million and $37 million for the years ended December 31, 2004, 2003 and 2002, respectively.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MassMutual Holding LLC, continued

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. (1)
Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. (2)
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. (2)
	iii.	Form of Broker-Dealer Selling Agreement. (2)

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy (3)
Exhibit (e)	i.	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy (3)
Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. (1
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company. (1)
Exhibit (g)	Not Applicable
Exhibit (h)	Form of Participation Agreements

	i.	American Century Variable Portfolios, Inc. (4)
	ii.	Goldman Sachs Variable Insurance Trust (5)
	iii.	Janus Aspen Series (6)
	iv.	MFS Variable Insurance Trust (5)
	v.	Oppenheimer Variable Account Funds (5)
	vi.	Panorama Series Fund, Inc. (1)
	vii.	T. Rowe Price Equity Series, Inc. (1)

Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i.	a. Consent of independent registered public accounting firm, KPMG LLP*
b. Consent of independent auditors, Deloitte & Touche, LLP*
	ii.	Powers of Attorney (7)

a. Power of Attorney - Roger G. Ackerman and Patricia Diaz Dennis (8) b. Howard Gunton and Norman A. Smith(9) c. Carol A. Leary (10)
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy*.

1	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.
2	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-87904 on Form S-6 filed with the Commission as an exhibit on February 27, 1997.
3	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-87904 on Form S-6 filed with the Commission as an exhibit on April 24, 1998.

4	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 on Form S-6 filed with the Commission as an exhibit on May 26, 1998.
5	Incorporated by reference to Initial Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on October 20, 1998.
6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit on September 20, 1999.
7	Incorporated by reference to Initial Registration Statement No. 333-112626 on Form N-4 filed with the Commission as an exhibit on February 9, 2004.
8	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 on Form N-6 filed with the Commission as an exhibit on February 24, 2004.
9	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 2-75412, filed with the Commission as an exhibit on Form N-4 in April, 2005.
10	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-88493, filed with the Commission as an exhibit on April, 2005.

*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Pine Lane East Village of Golf, FL 33436	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20001	WGL Holdings, Inc. Chairman and Chief Executive Officer (since 2001) Chairman, President, and Chief Executive Officer (2000-2001) Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205

SBC Telecommunications, Inc.

Senior Vice President and Assistant General Counsel (since 2004)

SBC West.

Senior Vice President, General Counsel & Secretary (2002-2004)

SBC Communications Inc.

Senior Vice President – Regulatory and Public Affairs (1998-2002)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Visiting Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

Chairman, President and Chief Executive Officer (since 2002)

President and Chief Executive Officer (2001)

President and Chief Operating Officer (2000-2001)

Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director 70 Waterside Lane West Hartford, CT 06107	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106	Bay Path College President (since 1994)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents:

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

Chairman, President, and Chief Executive Officer (since 2001)

President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997)

Andrew Oleksiw 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Stuart H. Reese 1295 State Street Springfield, MA 01111

Babson Capital Management LLC

Chairman and Chief Executive Officer (since 2001)

President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Toby Slodden 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001)

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a broker dealer and investment adviser.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer and insurance broker.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding LLC – 80.2%)

a.	Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

4.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

5.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

h.	S.I. International Assets, formerly known as Babson-Stewart Ivory International, is a Massachusetts general partnership that operates as a registered investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

6.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (5% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

a.)	Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

b.)	FITX Group Limited (owned 24.72% by Tremont (Bermuda) Ltd.)

2.)	Tremont Partners, Inc., (1984) a registered investment adviser.

3.)	Tremont Capital Management Limited

4.)	Tremont Futures, Inc. (July 14, 1998), a commodity pool operator and commodity trading adviser.

5.)	Tremont Securities, Inc., a registered broker dealer.

6.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.)

7.)	Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.)

8.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.	CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

11.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

c.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

12.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

13.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

14.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

15.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

16.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

1.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

2.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

3.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

4.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

5.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

6.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK

7.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

a.)	Baring Asset Management A.G. (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

b.)	Baring Asset Management France S.A. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

c.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

d.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

i.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

bb.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

cc.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

dd.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ee.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ff.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

17.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

a.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

b.	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

H.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

I.	MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment advisor.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

D.	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

G.	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

Item 30.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Thomas A. Monti	President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Matthew E. Winter	Executive Vice President	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter G. Lahaie	Treasurer Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

(c)

Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$262,342/1/	$133,058/2/

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2004 through December 31, 2004, commissions paid were $262,342.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2004 was $133,058.

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33.	Management Services

Not Applicable

Item 34. Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 14 to Registration Statement No. 33-87904 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 25th day of April, 2005.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ ROBERT J. O’CONNELL*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ ROBERT LIGUORI
*Robert Liguori On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective No. 14 to Registration Statement No. 33-87904 has been signed by the following persons in the capacitities and on the dates indicated.

8

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 25, 2005

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 25, 2005

/s/ JAMES R. BIRLE* James R. Birle	Director	April 25, 2005

/s/ GENE CHAO* Gene Chao	Director	April 25, 2005

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2005

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2005

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 25, 2005

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 25, 2005

/s/ ROBERT ESSNER* Robert Essner	Director	April 25, 2005

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 25, 2005

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 25, 2005

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 25, 2005

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 25, 2005

/S/ MARC RACICOT* Marc Racicot	Director	April 25, 2005

/s/ ROBERT LIGUORI *Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney

LCM Index to Exhibits

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n)	i.	a. Consent of Independent Registered Public Accounting Firm– KPMG LLP

b. Consent of Independent Registered Public Accounting Firm– Deloitte & Touche LLP

Exhibit (q)	SEC Procedures Memorandum describing MassMutual Issuance, Transfer, and Redemption Procedures for the Policy

Exhibit 99	i.	Massachusetts Mutual Variable Life Separate Account I: Opinion of Independent Registered Public Accounting Firm – Deloitte & Touche LLP

	ii.	Massachusetts Mutual Life Insurance Company, Company Financials: Opinion of Independent Auditors’ Report – Deloitte & Touche LLP